      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 29, 2005

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                                        File No. 333 - _____
                                                        File No. 811 - 21790

                                    FORM N-2
                        (Check appropriate Box or Boxes)

           /X/ REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                       and

       /X/ REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                               RMR SECURITIES REIT
          Exact Name of Registrant as Specified in Declaration of Trust

                       400 CENTRE STREET, NEWTON, MA 02458
 Address of Principal Executive Offices (Number, Street, City, State, Zip Code)

                                 (617) 332-9530
               Registrant's Telephone Number, including Area Code

                               RMR ADVISORS, INC.
                                400 CENTRE STREET
                           NEWTON, MASSACHUSETTS 02458

  Name and Address (Number, Street, City, State, Zip Code) of Agent for Service

                                   COPIES TO:

                             ROBERT N. HICKEY, ESQ.
                            SULLIVAN & WORCESTER LLP
                              1666 K STREET, N. W.
                              WASHINGTON, DC 20006

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this form are offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. / /

It is proposed that this filing will become effective (check appropriate box) /X/ when declared effective pursuant to section 8(c)

Title of Securities                              Proposed Maximum          Proposed Maximum                Amount of
Being Registered       Amount Being Registered   Offering Price Per Unit   Aggregate Offering Price (1)    Registration Fee
--------------------   -----------------------   -----------------------   ----------------------------    ----------------
Common Shares of
Beneficial Interest,
$0.001 per value                500,000                 $   10.00                   $  5,000,000           $  589.00

     (1) Estimated solely for the purpose of calculating the registration fee.

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATES AS THE COMMISSION, ACTING PURSUANT TO SAID
     SECTION 8(a), MAY DETERMINE.

THIS INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

        SUBJECT TO COMPLETION, PRELIMINARY PROSPECTUS DATED JULY 29, 2005

PROSPECTUS                     _________ COMMON SHARES                    [LOGO]

                               RMR SECURITIES REIT

   RMR Securities REIT, or we, us or the Company, is a newly organized Massachusetts business trust. We are registered under the Investment Company Act of 1940, as amended, or the 1940 Act, as a nondiversified closed end management investment company.

   INVESTMENT OBJECTIVES. Our primary investment objective is to provide high current income to our common shareholders. Capital appreciation is our secondary investment objective. There can be no assurance that we will achieve our investment objectives.

   INVESTMENT STRATEGY. We will attempt to achieve our objectives by investing primarily in publicly traded securities issued by real estate companies, including real estate investment trusts, or REITs. In normal market conditions, we expect that at least 90% of our managed assets will be invested in common shares and preferred securities issued by REITs, debt secured by mortgages or other securities that will allow us to remain qualified as a REIT for federal income tax purposes.

   OUR ADVISOR. We will be managed by our Advisor, RMR Advisors, Inc. Our Advisor is an affiliate of Reit Management & Research LLC, or Reit Management, a real estate management company that, together with its predecessors, has been in business since 1986. Our Advisor manages four publicly owned closed end investment companies: RMR Real Estate Fund, RMR Hospitality and Real Estate Fund, RMR F.I.R.E. Fund and RMR Preferred Dividend Fund in which a majority of the invested assets are securities issued by real estate companies. Reit Management is manager of three publicly owned REITs that own and operate real estate across the United States: HRPT Properties Trust, a REIT which owns office buildings; Hospitality Properties Trust, a REIT which owns hotels; and Senior Housing Properties Trust, a REIT which owns senior housing properties. In combination, the publicly owned REITs and real estate investment companies managed by our Advisor and its affiliates have a total market capitalization of over $11 billion.

   INVESTING IN OUR COMMON SHARES INVOLVES RISKS DESCRIBED IN "RISK FACTORS" BEGINNING ON PAGE 7.

   NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED THAT THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                                        PER SHARE       TOTAL(1)
                                                                        ---------       --------
      Initial Public Offering Price................................     $ 10.00     $ __________
      Sales Load (1)...............................................     $  0.__       __________
      Estimated Offering Expenses (1)(2)...........................     $  0.__       __________
      Proceeds to us (3)...........................................     $  9.20     $ __________

----------

(1) We will not pay any sales load or offering expenses related to our common shares, if any, which we agree to sell to affiliates of our Advisor. See "Underwriting".

(2) Our Advisor has agreed to pay all organizational costs and the offering expenses (other than the sales load) that exceed $__ per common share sold to the public. The estimated offering expenses to be incurred by us are $______.

(3) The offering expenses for any preferred shares issued by us will be borne by us and are estimated to be $_______ ($____ per common share).

   The common shares will be delivered on or about ______, 2005.

                                  ------------

(CONTINUED FROM COVER PAGE.)

   REPURCHASE OF COMPANY SHARES. To provide shareholders a means to sell their shares at their net asset value, or NAV, we intend to make semi-annual offers to repurchase shares. Each repurchase offer will be for a specified dollar amount as set by our board of trustees which is expected to be sufficient to repurchase the lesser of (i) 5% (10% per annum) of our common shares outstanding, or (ii) an amount of our common shares which can be purchased using the proceeds we have received from our dividend reinvestment program during the semi-annual period immediately prior to the offer. The initial repurchase offer is expected to be announced in 2007 and additional repurchase offers are expected to be made semi-annually thereafter until our shares are listed on a national securities exchange or market. Offers to repurchase our shares are made or not made at the discretion of our board of trustees. See "Repurchase of Company Shares".

   LIQUIDITY EVENTS. We are not planning to list our common shares on a national securities exchange simultaneously with this offering. It is our intent to apply to list our common shares on the sooner of: (1) after the NAV of our common shares is in excess of $12.50/share at the close of each business day for one calendar quarter; or (2) five years after the closing of this offering. Our board of trustees may accelerate or delay this listing in certain circumstances. See "Liquidity Events".

   NO PRIOR MARKET. No market exists for our common shares, and we do not expect that a secondary market will develop. The Company, the Advisor and the underwriters do not intend to make a secondary market in our shares. Other than as described above and in "Repurchase of Company Shares", our shares will not be readily marketable. Other than as described in "Liquidity Events", our common shares will not be listed on any securities exchange or for quotation on any over the counter market. As a consequence of these factors, you should consider your investment in our common shares to be an illiquid investment. This means you may not be able to freely sell your shares.

   LEVERAGE. We intend to issue preferred shares within three months after the completion of this offering. Although we have no present intent to do so, we may also borrow or issue debt securities. Initially, we expect these preferred shares will be equal in amount to approximately 35% of our managed assets immediately after their issuance; however, we may revise the amount of leverage we employ at any time and from time to time without notice to shareholders based on then current market conditions, costs of issuance or servicing leverage or other factors considered relevant by our Advisor and our board of trustees. Our issuance of preferred shares or debt will leverage your common shares and may cause you to realize a larger return or larger loss on your investment in our common shares than you would realize without our use of leverage. The cost of issuing leverage will be borne by common shareholders and will result in a reduced net asset value of your common shares. Because the fee we pay to our Advisor is calculated on the basis of our managed assets, our use of leverage increases the fee paid to our Advisor. There can be no assurance that our leverage strategies will be successful.

INVESTMENT IN OUR SHARES INVOLVES SIGNIFICANT RISKS AND IS SUITABLE ONLY FOR PERSONS WHO CAN BEAR THE ECONOMIC CONSEQUENCES OF THE LOSS OF THEIR INVESTMENT. YOU SHOULD CAREFULLY CONSIDER THESE RISKS BEFORE INVESTING IN THE COMPANY. SEE "RISK FACTORS" BELOW.

   OUR COMMON SHARES DO NOT REPRESENT A DEPOSIT OR OBLIGATION OF, AND ARE NOT GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR BY ANY OTHER GOVERNMENTAL AGENCY.

                                   -----------

                                TABLE OF CONTENTS

                                                                         PAGE
                                                                         ----
   Prospectus Summary................................................       1
   Summary of Expenses...............................................       5
   Risk Factors......................................................       7
   Use of Proceeds...................................................      11
   The Company.......................................................      11
   Investment Objectives and Policies................................      11
   Use of Leverage...................................................      13
   Interest Rate Transactions........................................      14
   Management of the Company.........................................      15
   Net Asset Value...................................................      17
   Distributions.....................................................      17
   Dividend Reinvestment Plan........................................      18
   Repurchase of Company Shares......................................      19
   Liquidity Events..................................................      19
   Description of Shares.............................................      20
   Borrowings........................................................      21
   Certain Provisions in the Declaration of Trust....................      21
   Tax Matters.......................................................      23
   Underwriting......................................................      24
   Custodian and Transfer Agent......................................      26
   Legal Matters.....................................................      26
   Forward Looking Statements........................................      26
   Limitation of Liability...........................................      26
   Table of Contents of the Statement of Additional Information......      27

     You should rely only on the information contained in or incorporated by reference into this prospectus. We have not, and the underwriters have not, authorized anyone to provide you with different information. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. See "Underwriting."

     You should read this prospectus, which contains important information about us, before deciding whether to invest in our common shares, and retain it for future reference. A Statement of Additional Information, or SAI, dated ______, 2005, containing additional information about us, has been filed with the Securities and Exchange Commission, or SEC, and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the SAI, the table of contents of which is on page 27 of this prospectus, reports to shareholders when available, and other information about us, and make inquiries by calling 1-866-790-8165 or 1-617-332-9530 or by writing to us or our website at http://rmrfunds.com. You can get the same information free from the SEC's EDGAR database on the Internet at http:/ /www.sec.gov.

     Until _______, 200_ (25 days after the date of this prospectus), all dealers that buy, sell or trade our common shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

                               PROSPECTUS SUMMARY

  THIS SUMMARY MAY NOT CONTAIN ALL OF THE INFORMATION THAT YOU SHOULD CONSIDER
   BEFORE INVESTING IN OUR COMMON SHARES. YOU SHOULD REVIEW THE MORE DETAILED INFORMATION CONTAINED ELSEWHERE IN THIS PROSPECTUS AND IN THE STATEMENT OF
ADDITIONAL INFORMATION, ESPECIALLY THE INFORMATION SET FORTH AT "RISK FACTORS."

The Company.................. RMR Securities REIT is a newly organized,
                              Massachusetts business trust. We expect to qualify for federal income tax purposes as a REIT. We registered under the 1940 Act as a nondiversified, closed end management investment company.

The Offering................. We are offering _________ of our common shares.
                              The public offering price is $10.00 per common share. The minimum purchase in this offering is 200 common shares ($2,000).

Investment Objectives........ Our primary investment objective is to provide high current income. Capital appreciation is our secondary investment objective. There can be no assurance that we will achieve our investment objectives. Our investment objectives are fundamental policies and cannot be changed without shareholder approval.

Investment Strategy.......... Generally, under normal market conditions, our investment strategy will be as follows:

                              -     At least 90% of our managed assets will
                                    be invested in common shares and preferred securities issued by REITs, debt secured by mortgages or other securities that will allow us to maintain our qualification as a REIT for federal income tax purposes. A REIT is a real estate company that primarily owns income producing real estate, mortgages or other real estate interests. REITs are generally required to distribute at least 90% of their taxable income to their shareholders. As a result, REITs pay relatively high dividends as compared to other types of companies.

                              - Some of the securities in which we invest may be debt securities or preferred shares, convertibles debt or convertible preferred shares. Debt securities and preferred shares are sometimes referred to as "ratable securities". We may invest without limitation in preferred and other ratable securities that at the time of investment are rated below investment grade (below Baa3, BBB-, or BBB-) by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("S&P") or Fitch Ratings ("Fitch"), respectively, or that are unrated but considered to be below investment grade quality by our Advisor.

                              -     In anticipation of, or in response to,
                                    adverse market conditions or for cash
                                    management purposes, we may temporarily hold all or a portion of our assets in cash, money market instruments, commercial paper, shares of money market funds, investment grade bonds or other investment grade debt securities, including government securities. Our investment objectives may not be achieved during these times.

                              - In connection with our use of leverage, we may enter into interest rate swap or cap transactions or purchase or sell futures or options on futures.

                              - We will not invest in the securities of HRPT Properties Trust ("HRPT Properties"), Hospitality Properties Trust ("Hospitality Properties"), Senior Housing Properties Trust ("Senior Housing") or any other company managed by our Advisor, Reit Management, or any other affiliate of our Advisor.

Use of Leverage.............. We intend to use leverage by issuing preferred shares. Although we have no present intent to do so, we may also use leverage by borrowing. Within three months after the initial closing of this offering, subject to market conditions and other factors, we intend to issue preferred shares and use the proceeds to make additional investments. We expect these preferred shares will be equal in amount to approximately 35% of our managed assets immediately after their issuance. We may revise the type and the amount of leverage we employ at any time and from time to time without notice to shareholders based upon market conditions or other factors considered relevant by our Advisor and our board of trustees. All distributions on and redemptions of our preferred shares and all interest and principal payments on our borrowings, if any, will have priority claims on our income and assets over distributions on our common shares. So long as the returns that we realize on investments made with the proceeds of our leverage exceed the distributions paid on our preferred shares plus our expenses arising from the leverage strategy, this leverage strategy will increase the income available for our common shares and allow us to pay higher distributions to you than we might pay without using leverage. However, there is no guaranty that our leverage strategy will be successful. If the income we receive on investments funded with leverage is less than our leverage costs, the use of leverage may reduce our income and decrease the distributions you receive from us.

Distributions on
Common Shares................ We intend to pay regular quarterly cash distributions. Our initial distribution will be declared within approximately 100 days, and paid approximately 140 days, after the completion of the closing of this offering. Our distribution rate may be adjusted from time to time by our board of trustees, depending upon the actual or anticipated performance of our investments, the distributions payable on our preferred shares, if any, interest payable on our debt, if any, and other factors.

                              The characterization of our distributions for tax purposes is generally dependent upon the characterization of the income generated by our investments. A majority of our investments, particularly investments in securities of REITs, and debt or debt like instruments, is expected to generate income that is treated for tax purposes as ordinary income, capital gains or return of capital for individuals and corporations. The remaining part of our investments is expected to generate income that is "qualified dividend income," or "QDI," eligible for reduced rates of taxation for individual shareholders. See "Tax Matters".

Dividend Reinvestment
Plan......................... We have a dividend reinvestment plan which is sometimes referred to as an "opt out plan." Under this plan you will receive all of your distributions in our common shares, unless you elect to receive them in cash. You will also have the option to acquire additional common shares for cash. Our stock transfer agent and registrar, Wells Fargo Bank, N.A., will administer this plan. Wells Fargo will receive your distributions and purchase common shares from us for your account. Shares will be purchased from us as newly issued shares at net asset value. This automatic reinvestment of distributions will not relieve you of tax obligations arising from your receipt of distributions even though you will not receive any cash.

Repurchase of Company
Shares....................... To provide shareholders a means to sell their shares at their net asset value, or NAV, we intend to offer to repurchase shares from shareholders semi-annually, for the lesser of: (1) 5% (10% per year) of our common shares outstanding or (2) the amount of shares which can be purchased by using the proceeds received from our dividend reinvestment program during the semi-annual period ending the later of June 30 or December 31 immediately preceding the repurchase offer.
                              Shares will be repurchased at 100% of their NAV determined as of the close of business on the day the repurchase offer ends. A repurchase administration fee of 2% of the total value of shares repurchased will be retained by us. We expect to begin our offers to repurchase shares during the first half of 2007 and to continue to make repurchase offers semi-annually until our shares are listed on a national securities exchange or market.

Liquidity Events............. No application is being made in connection with this offering to list our shares on any securities exchange and no secondary market is expected to develop for our shares unless and until they are listed on an exchange. It is our present intent to apply to list our shares for trading on a national securities exchange whenever the sooner occurs of:
                              (1) our NAV is in excess of $12.50/share at the close of each business day for one calendar quarter, or (2) five years after the closing of this public offering; provided, however, our board of trustees may accelerate or delay this listing if it determines that doing so in our interest.

Investment Advisor........... Our Advisor will be our investment manager. Our
                              Advisor manages four closed end investment companies, each of which is principally invested in real estate securities: RMR Real Estate Fund (AMEX: RMR); RMR Hospitality and Real Estate Fund (AMEX: RHR); RMR F.I.R.E. Fund (AMEX: RFR); and RMR Preferred Dividend Fund (AMEX: RDR). Our Advisor is an affiliate of Reit Management, a company which manages three REITs: HRPT Properties Trust (NYSE: HRP); Hospitality Properties Trust (NYSE: HPT) and Senior Housing Properties Trust (NYSE: SNH). In combination, the three REITs and four real estate mutual funds managed by Reit Management and our Advisor have total market capitalization of over $11 billion. We will pay our Advisor a monthly fee equal to an annual rate of 0.85% of our average daily managed assets (I.E., the net asset value of our common shares plus the liquidation preference of any preferred shares and the principal amount of any borrowings outstanding). Because this fee is calculated on the basis of our managed assets, our use of leverage increases the fee paid to our Advisor. For the five years after the closing of this offering, our Advisor has agreed to waive its fees equal to an annual rate of 0.25% of our average daily managed assets. In addition, our Advisor will pay all organizational costs and the offering expenses, excluding the sales load, which exceed $0.05 per common share sold to the public. See "Underwriting."

Custodian.................... State Street Bank and Trust Company will serve as custodian of our assets.

Administration
and Subadministration........ Our Advisor will also act as our administrator.
                              Substantially all administrative activities will be conducted on our behalf by State Street Bank and Trust Company, as subadministrator.

Transfer Agent............... Wells Fargo Bank, N.A. will serve as our transfer agent.

Principal Risks.............. NO OPERATING HISTORY. We are a newly organized company and have no history of operations.

                              RISKS OF ILLIQUIDITY OF COMPANY SHARES. Our common shares will not be listed on any securities exchange and no trading market for our shares is expected to develop for a considerable time after this offering. Although we intend to make semi-annual offers to repurchase shares at their NAV starting in 2007, there is no assurance that, if an offer is made, it will be of sufficient size to permit you to sell all or a meaningful amount of the shares you wish to sell.

                              NONDIVERSIFICATION RISKS. Because we are nondiversified, we can invest a greater percentage of our assets in securities of a single company than can a company considered to be a diversified fund under the 1940 Act. Accordingly, the value of our common shares may be more volatile than an investment in a diversified fund.

                              REAL ESTATE INDUSTRY RISKS. Our strategy to concentrate investments in securities issued by REITs will incorporate the risks inherent in the issuing companies, including the following:

                              - Securities of companies that own, finance or operate office or industrial buildings are vulnerable to changes in office or industrial occupancies and rents; securities of companies that own or operate healthcare facilities may be highly dependent upon Medicare or Medicaid payments which are subject to changes in government policies; securities of companies that own, finance or operate retail properties are vulnerable to changes in consumer spending practices and to bankruptcies of large retail firms; securities of companies that own, finance or operate apartment buildings are affected by changes in housing markets conditions; securities of companies that own, finance or construct owner-occupied and other homes are vulnerable to changes in the cost of home financing; securities of companies that own, operate or finance hotels and resorts are highly sensitive to changes in general economic conditions and changes affecting travel; and securities of companies that own, finance or operate other types of real estate are subject to risks associated with those types of real estate.

                              -     REITs in which we will invest are
                                    susceptible to other special risks. For
                                    example: real estate taxes and property
                                    insurance costs have increased materially in the past few years; environmental laws have made real estate owners responsible for clean up which can be material; and other laws require real estate owners to incur capital expenditures such as laws that require access for disabled persons.

                              - REITs generally build, buy, sell, finance and lease real estate. The financial success of their various real estate activities are usually correlated with economic conditions generally, although the impact of changing market conditions upon real estate companies is often delayed. Changing market conditions can cause real estate companies to suffer reduced profits or losses.

                              LIQUIDITY EVENT RISKS. Our application for listing of our shares may be delayed or postponed because the NAV of our shares does not reach $12.50/share within five years or because our board of trustees determines to postpone or cancel the listing.

                              TAX QUALIFICATION RISKS. If we fail to remain qualified as a REIT we might be subject to federal and state income taxes, our ability to make distributions to you would likely be impaired, and the value of our common shares might decline.

                              CONCENTRATION OF INVESTMENTS. Our investment strategy will cause concentration in the real estate industry. A general decline in the profitability or credit characteristics of the real estate industry is likely to cause a decline in the value of our common shares.

                              LEVERAGE RISKS. Because we will use leverage to increase our investments, if the value of our investments declines, the value of our common shares will decline faster than it would if we had invested without leverage. Holders of our preferred shares or our debt will have priority claims to our income and assets over your rights as a common shareholder.

                              INTEREST RATE RISKS. We will be exposed to at least two risks associated with increases in interest rates:

                              -      Our cost of leverage will increase as
                                     interest rates increase. These increased costs may result in less net income available for distribution to you as a common shareholder.

                              - When interest rates rise, the market values of dividend and interest paying securities usually fall. Because most of our investments will be in dividend paying securities issued by REITs, the value our common shares is likely to decline when interest rates rise.

                              Interest rate risks may be magnified if we hedge interest rates based upon expectations concerning interest rates that prove inaccurate.

                              DISTRIBUTIONS RECEIPT RISKS. Our receipt of distributions on the common and preferred securities we own is dependent upon the declaration of those distributions by their issuers. Any issuer may determine to reduce, delay or eliminate distributions based upon profitability or other considerations, and, as a result, the market value of those securities may decline and our ability to make distributions to you will be reduced.

                              CREDIT RISKS. Our receipt of payments that accrue on the debt and preferred securities we own, and the market value of those securities, will depend upon the creditworthiness of the issuers. Lower rated securities have greater credit risk than higher rated securities. If an issuer of securities we own suffers adverse changes to its financial condition or if a rating agency lowers its rating of securities we own, the market value of those securities usually will decline.

                              BELOW INVESTMENT GRADE SECURITIES RISKS. Because there is no limit on the portion of our managed assets invested in unrated or below investment grade rated securities, your investment in our common shares will involve a greater risk of loss than an investment which is focused only on higher rated securities.

                              ANTI-TAKEOVER PROVISIONS. Our declaration of trust and bylaws contain provisions which limit the ability of any person to acquire control of us or to convert us to an open end fund. These provisions may deprive you of the ability to sell your common shares.

                               SUMMARY OF EXPENSES

     The purpose of the following is to help you understand the fees and expenses that you, as a common shareholder, will bear directly or indirectly. This information shows transaction fees and expenses arising from your purchase of our shares. The table below is based on estimated amounts for our first year of operations and assumes that we issue 10 million common shares, and that we use leverage, as we expect, to increase our investments by issuing preferred shares following the completion of this offering. If we issue fewer than 10 million shares, all other things being equal, our expenses as a percentage of our net assets attributable to common shares will be higher. The amount of leverage and the type of leverage we will use will depend upon market conditions in effect from time to time. Note 3 to the table below also shows our expenses, but assumes that no leverage is used (as will be the case prior to our issuance of preferred shares or borrowings).

                        SHAREHOLDER TRANSACTION EXPENSES

Sales load paid by you (as a percentage of offering price).............................................    __%
Common offering expenses borne by the Company (as a percentage of offering price)......................    __%(1)
Preferred offering expenses borne by the Company (as a percentage of offering price)                      0.7%(2)
Dividend reinvestment and cash purchase plan fees......................................................   None(3)
Repurchase administration fee (as a percentage of total sales price at 100% of NAV)....................   2.0%(4)

                                 ANNUAL EXPENSES

                                                                          AS A PERCENTAGE OF NET ASSETS ATTRIBUTABLE TO
                                                                             COMMON SHARES (ASSUMES PREFERRED SHARES
                                                                        ARE ISSUED EQUAL TO 35% OF OUR MANAGED ASSETS)(5)
                                                                        -------------------------------------------------
Management fees...................................................                             1.31%
Interest payments on borrowed money...............................                             None
Other expenses....................................................                             0.54%
                                                                                               -----
Total annual expenses.............................................                             1.85%
Fee waiver (years 1-5)............................................                             (0.39)%(6)
                                                                                               -----
Total net annual expenses (years 1-5).............................                             1.47%
Distributions on preferred shares.................................                             1.63%(7)
Total net annual expenses (years 1-5) and distributions on
   preferred shares                                                                            3.10%(8)

----------
(1) All our organizational costs and the offering expenses, excluding the sales load, which exceed $__ per common share sold to the public (__% of the offering price) will be paid by our Advisor.

(2) If we issue preferred shares, costs (including applicable sales load) of our preferred share offering, estimated to be approximately 1.5% of the total dollar amounts of those offerings, will be borne effectively by the common shareholders and result in the reduction of the net asset value of the common shares. Assuming the issuance of preferred shares in an amount equal to 35% of the Company's capital (immediately after their issuance), those offering costs are estimated to be approximately $_______ or $0.07 per common share (0.7% of the estimated proceeds from our common share offering, before deducting offering costs). Preferred share offering costs are not included among the expenses shown in the table of Annual Expenses.

(3) You will not be charged any fees if your distributions are paid in our common shares issued by us or in cash. See "Dividend Reinvestment Plan".

(4) You will be charged a administration fee equal to 2% of the sales price if you sell shares to us pursuant to our offer to repurchase shares at NAV.

(5) Amounts are based upon estimated amounts for the year following completion of this offering. The table presented in this footnote estimates, for the year following the completion of this offering, our expenses assuming that we do not issue any preferred shares or otherwise leverage our assets.

                                                                         AS A PERCENTAGE OF NET ASSETS
                                                                   ATTRIBUTABLE TO COMMON SHARES (ASSUMES NO
                                                                          PREFERRED SHARES ARE ISSUED)
                                                                          ----------------------------
          Management fees.....................................                     0.85%
          Interest payments on borrowed money.................                     None
          Other expenses......................................                     0.40%
                                                                                   ----
          Total annual expenses...............................                     1.25%
          Fee waiver (years 1-5)..............................                     (0.25)%(6)
                                                                                   -----
          Total net annual expenses (years 1-6)...............                     1.00%(8)

(6) Our Advisor has contractually agreed to waive part of its management fee in the amount of 0.25% of average daily managed assets (0.39% of average daily managed assets attributable to common shares assuming we issue preferred shares in an amount equal to 35% of our managed assets) for our first five years of operations. See "Management of the Company."

(7) Calculated based on an annual dividend rate of 3.0%. Such rate is an estimate and may differ materially based on varying market conditions that may exist when preferred shares are offered.

(8) The final number of shares issued will affect our total net annual expenses as a percentage of net assets attributable to common shares. For example, if we issue 5 million common shares, total net annual expenses estimated for our first year of operations will be approximately 2.26% if we use leverage as we expect and 1.41% if we do not use leverage. Similarly, if we issue 20 million common shares, total net annual estimated expenses for our first year of operations will be approximately 1.29% if we use leverage as we expect and 0.81% if we do not use leverage.

     The following examples illustrate the expenses (including the sales load of $75 and estimated offering expenses of $5 and excluding distributions on any preferred shares) that you would pay on each $1,000 investment in our common shares, assuming a 5% annual return. The purpose of these examples is to assist you in understanding the various costs and expenses that you, as a common shareholder, will bear directly or indirectly. The following examples assume that all distributions are reinvested at net asset value and a 5% annual rate of return, as mandated by applicable regulations, and reflect the Advisor's contractual agreement to waive a portion of its management fee equal to 0.25% of average daily managed assets during the first five years of our operations. THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES, LEVERAGE OR RATES OF RETURN. OUR ACTUAL EXPENSES, LEVERAGE AMOUNT OR ANNUAL RATE OF RETURN MAY BE MORE OR LESS THAN THOSE ASSUMED FOR PURPOSES OF THE EXAMPLES.

     The first example also assumes that we issue preferred shares in an amount equal to 35% of our managed assets and incur estimated preferred share offering costs of $7.43 on each $1,000 investment in common shares.

                                                                                     1 YEAR     3 YEARS      5 YEARS     10 YEARS
                                                                                     ------     -------      -------     --------
Cumulative expenses paid by an investor on each $1,000 invested in common shares,
   assuming a 5% annual return throughout the indicated periods (1)(2).............   $ 101       $ 129        $ 159        $ 226

(1) The amount of expenses paid by an investor will increase if we issue less than 10 million common shares, and it will decrease if we issue more than 10 million common shares. If, for example, we issue 5 million common shares and use leverage as we expect, these cumulative amounts would be $104, $140, $178 and $262, respectively; if we issue 20 million common shares these cumulative amounts would $99, $124, $151 and $211, respectively.

(2) As indicated above, this example excludes distributions on any preferred shares. If this cost had been included, the amounts shown would be higher.

     The following example assumes that we do not issue any preferred shares and do not engage in borrowings.

                                                                                     1 YEAR     3 YEARS      5 YEARS     10 YEARS
                                                                                     ------     -------      -------     --------
Cumulative expenses paid by an investor on each $1,000 invested in common shares,
   assuming a 5% annual return throughout the indicated periods (1)................   $ 89       $ 109        $ 130        $ 177

(1) The amount of expenses paid by an investor will increase if we issue less than 10 million common shares, and it will decrease if we issue more than 10 million common shares. If, for example, we issue 5 million common shares and do not use leverage, these cumulative amounts would be $93, $120, $150, and $215, respectively; if we issue 20 million common shares, these cumulative amounts would be $87, $103, $121 and 159, respectively.

                                  RISK FACTORS

     WE ARE A REIT REGISTERED UNDER THE 1940 ACT AS A NONDIVERSIFIED, CLOSED END MANAGEMENT INVESTMENT COMPANY DESIGNED PRIMARILY AS A LONG TERM INVESTMENT AND NOT AS A TRADING VEHICLE. WE DO NOT INTEND TO BE A COMPLETE INVESTMENT PROGRAM. BECAUSE OF THE UNCERTAINTIES INHERENT IN ALL INVESTMENTS, THERE CAN BE NO ASSURANCE THAT WE WILL ACHIEVE OUR INVESTMENT OBJECTIVES. ALL INVESTMENTS INVOLVE RISKS, INCLUDING THE RISK THAT YOU MAY LOSE SOME OR ALL OF YOUR INVESTMENT. YOUR COMMON SHARES AT ANY TIME MAY BE WORTH LESS THAN YOU INVESTED, EVEN AFTER TAKING INTO ACCOUNT THE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS WHICH YOU RECEIVE. BEFORE DECIDING TO PURCHASE ANY OF OUR SHARES YOU SHOULD CONSIDER THE FOLLOWING MATERIAL RISKS:

NO OPERATING HISTORY

     We are a newly organized company and have no history of operations.

RISKS OF ILLIQUIDITY OF COMPANY SHARES

     Our common shares will not be listed on any securities exchange and no market is expected to develop for a considerable time period after this offering. Although we intend to make semi-annual offers to repurchase shares at 100% of their NAV, there can be no assurance that these offers will be made and, if made, will provide adequate liquidity to any particular shareholder. The amount of shares which we intend offer to repurchase will be lesser of:
(1) 5% (10% per annum) of our common shares outstanding, or (2) the amount of shares which can be repurchased using the proceeds we have received from our dividend reinvestment program during the semi-annual period immediately prior to the repurchase offer. If more shares are tendered for sale than we have offered to repurchase, shares will be repurchased from shareholders pro-rata to the total shares tendered and you may be unable to sell the amount of shares you wish to sell. Also, although we intend to make semi-annual offers to repurchase shares at NAV starting in 2007 and continuing until our shares are listed on a national securities exchange, our board of trustees may stop making such offers in its discretion.

NONDIVERSIFICATION RISKS

     We are a nondiversified investment company. Because we are nondiversified, as defined in the 1940 Act, we may make a significant part of our investments in a limited number of securities. Because our investment portfolio will be less diversified than that of many other investment companies, the value of our common shares over time may be more volatile than an investment in a company that diversifies its investments.

REAL ESTATE INDUSTRY RISKS

     A number of risks are created by our investment concentration in securities issued by REITs and real estate companies, including the following:

     - Securities of companies that own, operate or finance office or industrial buildings are vulnerable to changes in office or industrial occupancies and rents, and many of these companies are now operating with lower rents and occupancies than they have experienced in the past several years. Securities of companies that own, operate or finance healthcare facilities may be highly dependent upon Medicare or Medicaid payments which are subject to changes in government policies that may reduce reimbursements. Securities of companies that own, operate or finance retail properties are vulnerable to changes in consumer spending practices which may reduce the ability of tenants to pay rent and to bankruptcies of large retail firms which may reduce rents and occupancy. Securities of companies that own, operate or finance apartment buildings are affected by changes in housing market conditions which may reduce the demand for rental housing. Securities of companies involved in finance, development and construction of owner occupied and other homes are affected by changes in the cost of financing available to homeowners. Companies that own, operate or finance hotels and resorts usually require higher levels of capital expenditures than other types of commercial real estate, and the financial performance of these companies and the value of their securities may be highly sensitive to changes in general economic conditions and changes affecting travel. Securities of companies that own, operate or finance other types of real estate are subject to risks associated with that type of real estate.

     - REITs and real estate companies in which we will invest are susceptible to other special risks. For example: real estate taxes and property insurance costs have increased materially in the past few years and may increase in the future; environmental laws have made real estate owners responsible for clean up costs which involve amounts material enough to significantly impact those owners, reducing profitability, curtailing liquidity and causing business failures; and other laws require real estate owners to incur capital expenditures such as laws that require access for disabled persons or compliance with revised building codes upon renovation of a property or to limit damage from terrorist attacks.

     - Real estate values have been historically cyclical. As the general economy grows, demand for real estate increases and occupancies and rent rates increase. As occupancies and rents increase, property values increase and new development occurs. As development occurs, occupancies, rents and property values decline. Because leases are usually entered for long periods and development activities often require extended times to complete, the real estate value cycle often lags the general business cycle and real estate companies have historically suffered large swings in their profits. The value of the securities of REITs and real estate companies in which we invest may decline whenever the profits of the issuing companies decline because of these cyclical changes.

LIQUIDITY EVENTS RISKS

     We intend to list our common shares for trading on a national securities exchange upon the sooner to occur of: (1) the NAV of our common shares is in excess of $12.50/share at the close of each business day for one calendar quarter, or (2) five years after the closing of this public offering. After paying the cost of this offering, the initial NAV of each of our common shares will be $9.20/share. Any increase in our NAV per common shares will depend upon the investment skills of our Advisor and market conditions. It may take more than five years for us to reach NAV of $12.50/share; in fact, the NAV of our shares may decline. Also, our board of trustees may determine to postpone the listing of our common shares on a national exchange beyond five years. You may be unable to sell your shares unless and until they are listed for trading on an exchange.

TAX QUALIFICATION RISKS

     To remain qualified as a REIT under federal tax laws, we must conduct our business in a way which meets numerous complex and technical conditions established by those laws. For example, at least 75% of our income must be from, and at least 75% of our assets must be, investments in other REITs or investments in or secured by real estate. As a result, our qualification as a REIT is dependent in part upon the continued REIT qualification of the issuers of the securities we own. The tax status of the REITs in whose securities we invest will be dependent upon factors that may be unknown or indeterminate until after completion of each issuer's calendar year. If we fail to be a REIT, we might be subject to federal and state income taxes, possibly retroactively, and our ability to make distributions, issue preferred shares, borrow money and raise capital likely would be impaired; any of these events may cause the value of our common shares to decline. There are other risks to our continued qualification as a REIT discussed in "Tax Matters".

CONCENTRATION OF INVESTMENTS

     Our investments will be concentrated in the real estate industry. Factors adverse to the real estate industry may cause a general decline in the profitability or credit characteristics of companies in that industry. If the real estate industry suffers such a decline, the market value of the securities issued by REITs and real estate companies in which we have invested is likely to decline and, consequently, the value of our common shares will decline.

LEVERAGE RISKS

     We intend to use leverage to increase our investments by issuing preferred shares within three months following the completion of this offering, subject to market conditions, achievement of appropriate investment ratings and approval by our board of trustees. We may also leverage by borrowing. Our use of leverage involves risks to you as a common shareholder, including the following:

     - If the market value of our investments declines, the value of our common shares will decline by greater amounts and faster if we use leverage than it would decline if we did not use leverage.

     - If the yield from our investments declines, the yield or cash flow available for us to pay distributions to common shareholders will decline by greater amounts and faster if we use leverage than it would decline if we did not use leverage.

     - The terms of our preferred shares, our borrowings or the rating agencies which rate our leverage instruments may require covenants and guidelines which restrict our ability to operate, and these restrictions may limit our ability to pay distributions to common shareholders or otherwise require actions which are adverse to the interests of common shareholders.

     - Our obligations to pay distributions on and redeem preferred shares or to pay interest on and repay borrowings may cause us to liquidate investments during adverse market conditions which may result in losses.

     - Our preferred shareholders and lenders will have priority claims to our income and assets over your rights as a common shareholder. Generally, this means they must be paid before you are paid distributions or proceeds of our liquidation. The risks arising from leverage will be principally borne by our common shareholders, not by our preferred shareholders, our lenders or by our Advisor. See "Use of Leverage."

INTEREST RATE RISKS

     We will be exposed to at least two types of interest rate risks:

     - The amount of distributions on any preferred shares and of interest on any borrowings used for leverage will increase as interest rates increase. These increased costs may result in less net income and cash flow available for distribution to you as a common shareholder.

     - When interest rates rise, the market values of dividend or interest paying securities usually fall. Because most of our investments will be in dividend paying securities, the value of our common shares is likely to decline when interest rates rise.

We may enter into interest rate swap or cap transactions to hedge against changes in short term interest rates which affect the cost of leverage. Our ability to enter interest rate swap or cap contracts may be limited under existing applicable REIT regulations. Hedges may mitigate, but will not eliminate, the impact on us of rising interest rates. If we enter an interest rate swap, a decline in short term interest rates may result in an increase in net amounts payable by us to the swap counterparty and a corresponding decline in the value of the swap. If we purchase an interest rate cap, a decline in short term interest rates may result in a decline in the value of the cap. If we enter into interest rate hedging transactions, a decline in short term interest rates may result in a decline in the value of our common shares. See "Interest Rate Transactions" and "Tax Matters".

DISTRIBUTIONS RECEIPT RISKS

     Most of our investments will be in securities issued by other REITs that make distributions to us as a shareholder. The ability of these other REITs to continue to make distributions is dependent upon their profitability, their access to capital to meet their business needs and other matters. If the REITs in whose securities we invest experience profit declines or operating losses, or if they are unable to refinance debts when they come due, meet other obligations or raise capital for growth or property maintenance, they may determine to lower, delay or eliminate their distributions. In the past, some real estate companies have elected to cease being REITs or to eliminate or greatly reduce their distribution payments and in many of these cases the value of their securities declined. If the amount of distribution payments which we receive from the securities in which we invest declines, we may reduce the distributions we pay on our common shares and the value of our common shares may decline.

CREDIT RISKS

     Our ability to collect payments due to us from the issuers of our investments in securities or from the counterparties to an interest rate hedge or other contract is generally dependent upon the creditworthiness of the issuers or counterparties. The risk that an issuer of a security or a contract obligor does not make anticipated payments is known as credit risk. Adverse changes to an issuer's or obligor's financial position or business prospects generally increase credit risk and lower the value of investments which are dependent upon payments from that issuer or obligor. Generally, lower rated securities have greater credit risk than higher rated securities. If an issuer suffers adverse changes to its financial condition, the market value of that issuer's ratable securities generally will decline. If a rating agency lowers its rating of a security, the market value of that security generally will decline. Lowered ratings from rating agencies or real or perceived declines in creditworthiness of an issuer of securities in which we invest will lower the market value of our portfolio of investments and may cause the value of our common shares to decline.

BELOW INVESTMENT GRADE SECURITIES RISKS

     The preferred and debt securities in which we may invest are sometimes referred to as "ratable securities". A ratable security is generally considered below investment grade if it is not rated at least Baa3, BBB- or BBB- by Moody's, S&P or Fitch, respectively, or if the ratable security has characteristics which are comparable to below investment grade securities rated by Moody's, S&P or Fitch. The ratable securities in which we will invest may be below investment grade and our investment policies do not limit our ownership of below investment grade securities. Lower rated securities tend to be more sensitive to adverse economic downturns or adverse individual company developments than more highly rated securities. Lower rated securities may provide only moderate protection of contractual or expected payments of interest, distributions, dividends or principal. For these reasons, these investments are considered speculative. Because we will invest in speculative securities, your investment in our common shares is likely to involve a greater risk of loss than an investment in a company that focuses only on higher rated securities. Furthermore, the secondary markets in which lower rated securities are traded may be less liquid than the markets for higher rated securities. Less liquidity in the secondary trading markets could lower the price at which we can sell a lower rated security or cause large fluctuations in the value of our common shares. If an issuer of lower rated securities we own defaults, we may incur additional expenses to seek recovery, take possession of and dispose of an issuer's assets, property or operations. If significant numbers of issuers whose securities we own default on their obligations to us, our ability to pay distributions to you may be impaired.

ANTI-TAKEOVER PROVISIONS

     Our declaration of trust and bylaws contain provisions which limit the ability of any person to acquire control of us or to convert us to an open end investment company. For example, our board of trustees may strictly enforce the provisions in our declaration of trust that prohibit any person or group from owning more than 9.8% of any class of our shares or in the aggregate by vote or value. These provisions may have the effect of depriving you of the ability to sell your common shares. See "Certain Provisions in the Declaration of Trust."

FINANCIAL MARKET RISKS

     Your investment in our common shares will represent an indirect investment in the securities we own. Most of the securities we will own will be traded on a national securities exchange or in the over the counter markets. The value of our portfolio securities and therefore the net asset value of our shares may move up and down based on interest in buying or selling those securities. The value of our common shares and the securities in which we will invest will fluctuate from day to day and may decline in value. We intend to utilize leverage, which magnifies financial market risks.

INFLATION RISKS

     As inflation increases, the real value of our common shares and distributions may decline. In addition, during periods of rising inflation, distributions rates on our preferred shares and interest costs on our borrowings likely will increase, which could cause us to reduce the distributions we can pay to you as a common shareholder.

LIQUIDITY OF INVESTMENTS RISKS

     Some of the securities in which we expect to invest are not traded in large volumes on a regular basis, some may not be regularly traded on an established market, some may be new series of securities or issued by new companies and will therefore have no prior trading history and some may not even be registered with the SEC. Investments in these types of illiquid securities involve special risks. For example, we may not be able to quickly dispose of these securities at prices which we might be able to obtain if these securities were widely traded. If we find the market for these investments to be illiquid at the time we determine to sell these investments to meet our distributions, our leverage or other obligations, or to accommodate changes in our portfolio of investments considered desirable by our Advisor, we may need to increase our leverage or sell other investments; and either of these actions could increase other risks, reduce our net asset value or limit the future potential returns on our shares. Limited liquidity can also depress the market price of securities and, as a result, could depress the value of our common shares, our ability to use leverage and our capacity to make distributions to you.

CONVERTIBLE SECURITIES RISKS

     Some portion of our investments may be in convertible debt or preferred securities. Generally, upon issuance, convertible securities offer lower yields than nonconvertible securities. A convertible security grants the holder an option to either hold the security and collect contractual distribution payments from the issuer or exchange the security for different securities, typically common shares of the issuer. As a result of this option, convertible securities have characteristics of both common equity and ordinary issued securities. When investors believe that conversion may result in greater value than holding the security without conversion, the security will generally exhibit risks similar to risks associated with that issuer's common equity securities. When investors believe that holding the security is likely to produce greater value than conversion, the security will generally exhibit risks similar to risks associated with that issuer's ordinary non-convertible debt or preferred securities.

                                 USE OF PROCEEDS

     The net proceeds of this offering of common shares will be $__________. The Company will pay the sales load plus all of its offering expenses up to $0.05 per common share sold to the public, or $_________. This payment may include reimbursement of costs previously paid by our Advisor. Our Advisor has agreed to pay all of the organizational costs and the offering expenses, excluding the sales load, which exceed $0.05 per common share sold to the public. We expect to invest the net proceeds of the offering in a manner consistent with the investment objectives and policies described in this prospectus. We anticipate that we will be able to invest substantially all of the net proceeds within three months after the closing of this offering. Pending investment in accordance with our investment objectives and policies, we anticipate that the net proceeds will be invested in U.S. government securities or other high quality, short term money market instruments, including shares of commercial paper or money market funds managed by one or more of the underwriters.

                                   THE COMPANY

     We are a newly organized Massachusetts business trust that is also a nondiversified, closed end management investment company registered under the 1940 Act. We were organized on July 28, 2005. Our principal place of business is 400 Centre Street, Newton, Massachusetts 02458, and our telephone number is 617-332-9530.

                       INVESTMENT OBJECTIVES AND POLICIES

     Our primary investment objective is to provide high current income to our common shareholders. Capital appreciation is our secondary investment objective. Our investment objectives are fundamental, meaning they cannot be changed without common shareholder approval as described in the SAI. To achieve our objectives we intend to operate as follows:

CONCENTRATION. We intend to concentrate our investments in the U.S. real estate industry. In normal market conditions, at least

90% of our managed assets will be invested in common shares and preferred securities issued by REITs, debt secured by mortgages or other securities that will allow us to maintain our qualification as a REIT for federal income tax purposes.

TYPES OF SECURITIES. Under normal market conditions, our investments will include:

               -    common shares;
               -    preferred shares;
               -    debt securities; and
               -    convertible debt and preferred securities.

REITs. A REIT is a real estate company that primarily owns income producing real estate or real estate mortgages. REITs generally combine investors' funds for investment in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to shareholders if, among other things, it distributes to its shareholders substantially all of its taxable income for each taxable year. As a result, REITs tend to pay relatively higher dividends than other types of companies. Most REITs can be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs. At this time, we expect to focus our investments primarily in securities issued by equity REITs. REITs can also own shares of other REITs, as we plan to do.

COMMON SHARES. Common shares represent the equity ownership of a company. Common shareholders generally elect directors and are entitled to vote on the issuing company's major transactions. Common shareholders generally have no entitlement to dividends, but they receive dividends when and as declared by boards of directors or boards of trustees. Because of tax laws applicable to REITs, most REITs distribute substantially all of their income to their common shareholders. Our Advisor will evaluate a number of factors in deciding whether to invest in common shares of individual REITs or other companies. These factors will include the financial condition of the companies, the distribution rates expected to be paid to holders of common shares, the types of real estate in which the companies are invested, the economic and market conditions affecting the companies, the companies' growth potential, the security of the companies' current common share distributions, the potential for increases in the common share distributions and our Advisor's assessment of the quality of the companies' managements.

PREFERRED SHARES. Preferred shares pay fixed or floating distributions to investors and have a preference over common shares in the payment of distributions and the liquidation of the issuing company's assets. This means that a company generally must pay distributions on preferred shares before paying any distributions on its common shares. Preferred shareholders usually have no or limited rights to vote for corporate directors or on other matters. The relative percentage of preferred shares compared to other types of securities in our investment portfolio will vary over time based on our Advisor's assessment of market conditions. In deciding whether to invest in preferred shares and in which preferred shares to invest, our Advisor expects to consider the yields available, the ratings applicable to the preferred shares, the trading liquidity of the particular issuance of preferred shares, issuer call rights, if any, applicable to the preferred shares and the quality of the issuing company generally.

DEBT SECURITIES. Debt securities are borrowing obligations. Debt securities may be secured by the assets of the borrower or they may be unsecured. Unsecured debt securities may be senior debt which rank equally with most other debt obligations of an issuer or subordinated debt which generally is not paid until senior debt is satisfied. Some debt securities are issued by subsidiaries of a parent company and some are issued directly by a parent company or are guaranteed by the parent company. In deciding whether to invest in debt securities, our Advisor will consider the ratings of the debt securities, the interest rates and other terms applicable to the debt securities and the risk, credit and business characteristics of the issuers.

CONVERTIBLE SECURITIES. Convertible securities may be exchanged for different securities. The most common forms of convertible securities are debt securities or preferred shares that may be exchanged for common shares of the same issuer at a fixed exchange ratio at the option of the convertible securities holders. In deciding whether to invest in convertible securities, our Advisor will consider the investment characteristics of the primary security such as the ratings and the interest rate or dividend yield, the investment characteristics of the securities into which the convertible securities may be exchanged and the terms applicable to the exchange transactions such as timing of the exchange elections and the ability of the issuers to compel or accelerate exchange decisions and our Advisor's assessment of the quality of the issuing companies and their managements.

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BELOW INVESTMENT GRADE RATABLE SECURITIES. Generally, preferred shares and debt securities, including securities exchangeable for or convertible into common equity shares, are considered ratable. Below investment grade ratable securities are those rated below Baa3, BBB- or BBB- by Moody's, S&P or Fitch, respectively. Securities which are not investment grade rated are considered to have speculative characteristics with regard to their capacities to pay interest, distributions or principal according to stated terms. Debt securities that are not investment grade quality are sometimes referred to as "junk bonds"; debt and preferred securities that are not investment grade quality are sometimes referred to as "high yield" securities. Our investment policies do not limit the amount of noninvestment grade ratable securities in which we may invest. We expect that many of the preferred securities in which we will invest will be noninvestment grade rated or high yield securities.

RELATED PARTY INVESTMENTS. Our Advisor is the investment manager of four publicly owned closed end investment management companies: RMR Real Estate Fund (AMEX: RMR), RMR Hospitality and Real Estate Fund (AMEX: RHR), RMR F.I.R.E. Fund (AMEX: RFR) and RMR Preferred Dividend Fund (AMEX: RDR). Reit Management, an affiliate of our Advisor, is the manager of three REITs: HRPT Properties Trust (NYSE: HRP), Hospitality Properties Trust (NYSE: HPT) and Senior Housing Properties Trust (NYSE: SNH). We will not invest in any securities issued by any of these companies or any other company which is managed by or affiliated with our Advisor or Reit Management.

                                 USE OF LEVERAGE

     Within three months after the closing of this offering, subject to market conditions and other factors, we intend to issue preferred shares and use the proceeds to make additional investments. We expect these preferred shares will be equal in amount to approximately 35% of our managed assets immediately after their issuance; however, we may revise the amount of leverage we employ at any time and from time to time without notice to shareholders based on market conditions or other factors considered relevant by our Advisor and our board of trustees. We may also leverage by borrowing. Any distributions on and redemptions of our preferred shares and payments of interest and repayments of principal on our borrowings will have priority rights to our income and assets over the distributions payable to you as a common shareholder. Our use of leverage will magnify the net increases and decreases in our net asset value per common share. Changes in the value of our portfolio securities, including costs attributable to leverage, will be borne entirely by you as a common shareholder.

LEVERAGE RESTRICTIONS. Under applicable law, we are not permitted to issue preferred shares unless immediately after the issuance the value of our total assets less liabilities other than borrowings is at least 200% of the sum of the liquidation value of our outstanding preferred shares plus any borrowings (I.E., the liquidation value plus any borrowings may not exceed 50% of our total assets less liabilities other than borrowings). In addition, we are not permitted to declare distributions on our common shares unless at the time of such declaration our total assets value less liabilities other than borrowings is at least 200% of the liquidation value of our outstanding preferred shares. If preferred shares are issued, we intend to purchase or redeem preferred shares to the extent necessary to maintain the 200% liquidation value coverage of those shares. If preferred shares are issued, we expect that preferred shareholders will have the right to elect at least two but less than a majority of our trustees. Also, if we fail to pay required distributions on preferred shares, those shareholders may be able to elect a majority of our trustees and we may be prohibited from paying distributions to common shareholders.

     Under applicable law, we generally are not permitted to borrow unless immediately after the borrowing the value of our total assets less liabilities other than the principal amount represented by borrowings is at least 300% of such principal amount (I.E., borrowings may not exceed 33 (1)/3% of our total assets less liabilities other than borrowings), except that we may borrow up to an additional 5% of our total assets for temporary purposes. In addition, we are not permitted to declare any cash distribution or other distribution to you as a common shareholder unless, at the time of such declaration, the value of our total assets, less liabilities other than the principal amount represented by borrowings, is at least 300% of such principal amount after deducting the amount of such distribution.

     If we use leverage, and if our investment portfolio declines in value, we may need to sell investments to raise sufficient capital to maintain these asset coverage requirements. Any sale of investments to meet asset coverage requirements may result in less proceeds to us than we would have been able to generate if we had maintained our investments for a longer period. Failure to maintain asset coverage requirements could result in requirements to redeem some or all of our preferred shares or a default of our debt obligations. Our failure to pay dividends or make distributions could result in our ceasing to qualify as a REIT under the Internal Revenue Code of 1986, as amended, or the Code, which could have a material adverse effect on the value of your common shares.

     We may be subject to certain restrictions imposed by the terms of our preferred shares, by lenders under future borrowings, or by guidelines required by rating agencies in connection with preferred share issuances or borrowings. These restrictions, covenants or guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those described above. However, it is not anticipated that these covenants will impede our Advisor's ability to manage our portfolio in accordance with our investment objectives; and, if our Advisor believes that such restrictions, covenants or guidelines would impede our ability to meet our investment objectives, we will not issue preferred shares or borrow, or we may discontinue use of leverage.

IMPACT OF LEVERAGE. Assuming that leverage will (1) be equal in amount to 35% of our managed assets after such leverage, and (2) require distributions on preferred shares at an annual average rate of 5.00%, then the income generated by our portfolio (net of estimated expenses) must exceed approximately 1.75% of our managed assets in order to cover these distributions or payments. Of course, these numbers are merely estimates, used for illustration. Actual payment or distribution rates may vary frequently and may be significantly higher or lower than this rate.

     The following table is designed to illustrate the effect of leverage on your total return, assuming investment portfolio total returns (comprised of income, net expenses and changes in the value of investments held in our portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of what our investment portfolio returns will be. The table further assumes our issuance of preferred shares in an amount equal to 35% of our managed assets after such issuance at an effective annual preferred share distribution payment rate of 5%. The table does not reflect any offering costs of common shares or preferred shares.

Assumed portfolio total return.........................................    (10.00)%     (5.00)%     0.00%    5.00%   10.00%
Corresponding return to common shareholder.............................    (18.08)%    (10.38)%    (2.69)%   5.00%   12.69%

Your total return shown on this chart is composed of two elements: common share distributions we pay to you (the amount of which is largely determined by our net investment income after distributions on preferred shares, if any) and realized and unrealized gains or losses on the value of the securities we own.

During the time in which we are using leverage, the amount of the fees paid to our Advisor will be higher than if we did not utilize leverage because these fees will be calculated based on our managed assets.

OTHER BORROWINGS. We may also borrow on a temporary basis for extraordinary or ordinary business purposes, including payment of distributions and securities transactions settlements which otherwise might require untimely dispositions of our securities.

                           INTEREST RATE TRANSACTIONS

     In connection with our use of leverage, we may enter into interest rate swap or cap transactions. The decision as to whether to enter into interest rate swap or cap transactions will be made by our Advisor based upon market conditions, including expectations concerning future interest rates and the costs of such interest rate protections and other factors our Advisor deems relevant. Interest rate swaps involve our agreement to make fixed rate payments in exchange for another party's agreement to make variable rate payments to us or vice versa. We may also use an interest rate cap, which would require us to pay a premium, usually up front, to another party. If we use an interest rate cap, to the extent that a specified variable rate index exceeds a predetermined fixed rate, we would be entitled to receive payments equal to the excess multiplied by a notional amount. If we use interest rate swaps or caps, we intend to use interest rate swaps or caps only with the intent to reduce the risk that an increase in short term interest rates could have on your common shares as a result of leverage, but our use of interest rate swaps or caps is unlikely to eliminate this risk.

     Our desire to continue our qualification as a REIT for federal income tax purposes may limit our ability to enter interest rate transactions. Assets and income resulting from interest rate transactions generally may not qualify as so called REIT assets for purposes of the 75% asset test or as so called REIT income for purposes of the 95% income test, each described in "Tax Matters", unless entered to hedge the cost of borrowings. We intend to use leverage by issuing preferred shares. If we determine to hedge our exposure to increased distributions on our preferred shares, the REIT qualification rules may effectively limit our ability to so hedge and could result in our payment of some income tax. See "Tax Matters" in the SAI.

     The use of interest rate swaps and caps is a specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Depending on the level of interest rates in general, our use of these interest rate instruments could enhance or harm the overall performance of your common shares. To the extent interest rates decline, the net amount we pay under the interest rate swap could increase and the value of the swap or cap could decline, lowering the net asset value of your common shares. In addition, if short term interest rates are lower than our fixed rate of payment on the interest rate swap, the swap will reduce your common share net earnings. If, on the other hand, short term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance your common share net earnings. Buying interest rate caps could enhance the performance of your common shares by limiting our leverage expense. Buying interest rate caps could also decrease the net earnings of our common shares if the premium paid by us for the interest rate cap is more than the additional amount we would have been obligated to pay on our leverage had we not entered into the interest rate cap agreement. If we use interest rate swaps or caps, we do not intend to enter into interest rate swap or cap transactions in a notional amount that would exceed the expected outstanding amounts of our leverage.

     Interest rate swaps and caps generally do not require us to deliver securities or other underlying assets or principal, although we may pledge some of our assets to serve as collateral for our payment obligations under an interest rate swap. Accordingly, our out of pocket risk of loss with respect to interest rate caps or swaps is usually limited to the net amount of interest payments that we are contractually obligated to make. However, if the other party defaults, we would not be able to use the anticipated net receipts under the swap or cap to offset our preferred share distributions or interest payments on our borrowings. Depending on whether we would be entitled to receive net payments from the other party on the swap or cap, which in turn would depend on the general state of short term interest rates at that time, any out of pocket losses arising from counter party defaults may also negatively impact our common share values. Although we cannot guarantee that other parties will not default, we will not enter into an interest rate swap or cap transaction with any party that our Advisor believes does not have the financial resources to honor its interest rate swap or cap obligations.

     At the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that we will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as the terms of the expiring transaction. If this occurs, it could negatively impact our income and common share value.

     We may choose or be required to reduce or eliminate our use of preferred shares or borrowings. This may cause us to terminate early all or a portion of any swap or cap transaction. Early termination of a swap may result in a termination payment by or to us. We may also incur financial penalties associated with early termination of a swap. A sale or termination of a cap may produce less value than we would receive if we continued to hold it.

     In connection with our use of leverage, we may purchase or sell futures or options on futures, activities which are described in the SAI. Whether or not we will purchase interest rate caps or enter interest rate swaps or other interest rate hedging transactions will depend upon our Advisor's and our board's evaluations of the costs and risks versus the benefits, arising from such transactions from time to time.

                            MANAGEMENT OF THE COMPANY

INVESTMENT ADVISOR

     Our Advisor has a limited history, having begun the substantial majority of its business activities in December 2003. As of ______, 2005, our Advisor had $___ million of assets under management, consisting of the assets of RMR Real Estate Fund, RMR Hospitality and Real Estate Fund, RMR F.I.R.E. Fund and RMR Preferred Dividend Fund. Each of these publicly owned investment companies is principally focused upon securities issued by real estate companies. Our Advisor is an affiliate of Reit Management, a company that has been in business since 1986, principally as the manager of three publicly owned REITs which own properties located throughout the United States, Puerto Rico and Canada: HRPT Properties Trust; Hospitality Properties Trust and Senior Housing Properties Trust. In combination, our Advisor and its affiliates manage publicly owned REITs and mutual funds which total market capitalization of over $11 billion. Our Advisor is located at 400 Centre Street, Newton, Massachusetts 02458, and its telephone number is 617-796-8238.

TRUSTEES AND OFFICERS

     The overall management of our business is controlled by our board of trustees. Our board of trustees approves all significant agreements between us and companies providing services to us. Our day to day operations are delegated to our officers and to our Advisor, subject always to our investment objectives, restrictions and policies and to the general supervision of our board of trustees. One of our trustees is the beneficial owner of our Advisor. Some of our officers are also officers of Reit

Management and its affiliates. The names and business addresses of our trustees and officers and their principal occupations and other affiliations during the last five years are set forth under "Management of the Company" in the SAI.

PORTFOLIO MANAGERS

     Our portfolio managers are:

- JAMES J. MCKELVEY. Mr. McKelvey is one of our Vice Presidents. Mr. McKelvey has been employed by our Advisor since April 2004 and is one of our Advisor's Vice Presidents. Mr. McKelvey is also a portfolio manager for RMR Real Estate Fund, RMR Hospitality and Real Estate Fund, RMR F.I.R.E. Fund and RMR Preferred Dividend Fund. Prior to joining our Advisor, Mr. McKelvey was a portfolio manager and senior research officer for John Hancock Funds since 1997, including five John Hancock funds focused primarily on REITs and financial services companies: John Hancock Real Estate Fund; John Hancock Financial Industries Fund; John Hancock Regional Bank Fund; John Hancock
   Bank and Thrift Opportunity Fund; and John Hancock Financial Trends Fund.

- THOMAS M. O'BRIEN. Mr. O'Brien is our President and has been the President and a portfolio manager of RMR Real Estate Fund, RMR Hospitality and Real Estate Fund, RMR F.I.R.E. Fund and RMR Preferred Dividend Fund since their inception in 2003, 2004, 2004 and 2005, respectively. Mr. O'Brien joined Reit Management in April 1996 and has held various positions with Reit Management and companies which it manages since then, including Treasurer and Executive Vice President of Hospitality Properties Trust from 1996 to 2003. He has been President and a director of our Advisor since its formation.

- BARRY M. PORTNOY. Mr. Portnoy is one of our trustees and has been a portfolio manager and trustee of RMR Real Estate Fund, RMR Hospitality and Real Estate Fund, RMR F.I.R.E. Fund and RMR Preferred Dividend Fund since their inception. He is also a Managing Trustee of three REITs: HRPT Properties Trust, Hospitality Properties Trust and Senior Housing Properties Trust and he has held those positions since these companies began business in 1986, 1995 and 1999, respectively. Mr. Portnoy is also a director of Five Star Quality Care, Inc. (AMEX: FVE), and has been since it became a public company in 2001. He is also a director and 50% beneficial owner of Reit Management, a director, the beneficial owner and a Vice President of our Advisor.

     Our portfolio managers function as a team. Generally, Mr. Portnoy provides strategic guidance to the team, while Messrs. O'Brien and McKelvey are in charge of substantially all of our day to day operations, research and trading functions. More information concerning our portfolio managers' compensation, other accounts managed and ownership of securities is included in the SAI.

ADVISORY AGREEMENT

     Under our investment management agreement with our Advisor (the "Advisory Agreement"), our Advisor has agreed to provide us with a continuous investment program, to make day to day investment decisions for us and generally to manage our business affairs in accordance with our investment objectives and policies, subject to the general supervision of our board of trustees. Our Advisor also provides persons satisfactory to our board of trustees to serve as our officers. Our officers, as well as our other employees and trustees may be directors, trustees, officers or employees of our Advisor and its affiliates.

     Pursuant to the Advisory Agreement, we have agreed to pay our Advisor a management fee for its investment management services equal to at the annual rate of 0.85% of our managed assets (which includes assets attributable to preferred shares and the principal amount of borrowings), payable monthly. Assuming we issue preferred shares in an amount equal to 35% of our managed assets after the issuance of preferred shares, the annual fee that we would pay to the Advisor would be 1.31% of net assets attributable to our common shares, I.E., not including amounts attributable to preferred shares. For the first five years of our operations, our Advisor has contractually agreed to waive a portion of its management fee equal to 0.25% of our managed assets. Assuming we issue preferred shares in an amount equal to 35% of our managed assets, the fee waiver would be equal to 0.39% of our managed assets attributable to our common shares per year. Our Advisor has also agreed to pay all the organizational costs and the expenses of this offering, excluding the sales load, which exceed the aggregate of $0.05 multiplied by the number of common shares issued other than to affiliates of our Advisor.

     In addition to the fee paid to our Advisor, we pay all other costs and expenses of our operations, including, but not limited to, compensation of our trustees (other than those affiliated with our Advisor), custodian, transfer agency and distribution disbursing expenses, rating agency fees, legal fees, costs of independent and internal auditors, chief compliance officer expenses, expenses of repurchasing shares, expenses in connection with any borrowings or other capital raising activities subsequent to this offering, charges for being listed on a stock exchange, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, membership in investment company organizations, insurance, expenses to maintain and administer our dividend reinvestment plan, the expenses arising from our semi-annual offers to repurchase shares, the costs of repurchasing shares and taxes, if any.

ADMINISTRATION AGREEMENT

     Our Advisor performs administrative functions for us pursuant to an Administration Agreement. Under the supervision of our Advisor, State Street Bank and Trust Company has been selected as subadministrator to provide us with substantially all of our accounting and other administrative services, as more completely described in our SAI. Administrative costs are reimbursed to our Advisor and consist of out of pocket or other incremental expenses, including allocations of costs incurred by us, our Advisor and its affiliates and payments to State Street. The fee paid to State Street is computed on the basis of our managed assets at an annual rate equal to 0.04% of the first $250 million in assets, 0.025% of the next $250 million, 0.015% of the next $250 million and 0.01% of such assets in excess of $750 million, with a minimum fee of $136,000. State Street is paid monthly.

                                 NET ASSET VALUE

     Determinations of the net asset value of our common shares are made in accordance with generally accepted accounting principles. We determine the net asset value of our common shares on each day the New York Stock Exchange is open for business, as of the close of the customary trading session (normally 4:00 p.m. eastern time), or any earlier closing time that day. We determine net asset value per common share by dividing the value of our securities, cash and other assets (including interest accrued but not collected) less all of our liabilities (including outstanding borrowings and accrued interest thereon, accrued expenses and distributions payable, if any) and less the liquidation preference of preferred shares outstanding, if any, by the total number of common shares outstanding. We value portfolio securities for which market quotations are readily available at market value as indicated by the last sale price on the security's principal market on the date of valuation. If there has been no sale on that day, the securities are valued at the last available bid price on that day. Securities traded primarily on the NASDAQ Stock Market, or NASDAQ, are normally valued by us at the NASDAQ Official Closing Price, or NOCP, provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:06 p.m., eastern time, unless that price is outside the range of the "inside" bid and asked prices (I.E., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. Some fixed income securities may be valued using pricing provided by a pricing service, when our board of trustees believes those prices reflect fair value. We value money market investments maturing within 60 days of our purchase date on the amortized cost basis. We value all other securities and assets at their fair value.

     Any of our securities which are not readily marketable, which are not traded or which have other characteristics of illiquidity will be valued at fair value as determined in good faith by or under the supervision of our board of trustees. Also, we may consider available securities pricing to be unreliable if significant market or other events occur. When closing market prices or market quotations are not available or are considered to be unreliable, we value securities by a method our trustees believe accurately reflects fair value. Numerous factors may be considered when determining fair value of a security, including available analyst, media or other reports, trading in futures or American Depository Receipts, or ADRs, and the market value of the issuers other securities whenever the issuer of the security being fair valued has other securities outstanding. The effect of using fair value pricing is that our common shares' net asset value will be subject to the judgment of our trustees instead of being determined by the market.

     Depending on the applicable interest rate environment, any swap transaction that we may enter may have either a positive or negative value for purposes of calculating our net asset value. Any cap transaction that we enter into may, depending on the applicable interest rate environment, have no value or a positive value. In addition, accrued payments to us under such transactions will be our assets and accrued payments due from us will be our liabilities.

                                  DISTRIBUTIONS

     We intend to make regular quarterly distributions to you. We expect to declare our first distribution to you within approximately 100 days, and pay this distribution to you approximately 140 days, after the date of the closing of this offering. The amount of our distributions and our distributions policy will be subject to periodic review and change by our board of trustees based upon our performance, our expected performance and other factors considered from time to time.

     We expect to derive primarily ordinary income from distributions and interest we receive on the securities which we own. The distributions on some of the equity securities which we own may be QDI which is entitled to a 15% tax rate for individuals under the Code. Our income will be reduced by the expenses we incur. We are generally allowed to distribute ordinary income at any time and from time to time. Capital gain or loss will generally be generated by us when we sell our investments for amounts different than their adjusted tax basis, although we may also generate net capital gain income for tax purposes if any of the distributions we receive from certain investments is classified by the issuer as net capital gain income. The 1940 Act generally does not permit us to distribute capital gain income more than once per year unless we obtain exemptive relief from the SEC. Our distributions of long term capital gains to individuals will be generally taxed at a maximum 15% rate under the Code.

LEVEL RATE DIVIDEND POLICY

     We expect to make distributions to you equal in dollar amounts per share quarterly in arrears. This is referred to as a "level rate dividend policy". Because we are generally limited under the 1940 Act to one capital gain distribution per year and the Code restricts our ability to retain capital gains, a level rate dividend policy may require us to make a distribution of capital gains to you during the last part of a calendar year which is larger than, or in addition to, the amount we expect we could maintain on a regular quarterly basis. We do not expect to make "returns of capital" by distributing amounts greater than the distributions and interest we receive or accrue and our net realized capital gain from sales of our investment securities in excess of our expenses and costs of leverage, nor do we expect to withhold a substantial part of our net REIT taxable income and capital gain income under this policy. However, there can be no assurance that our distributions will equal our net REIT taxable income and capital gain income for any particular period.

MANAGED DIVIDEND POLICY

     An application has been made to the SEC for exemptive relief under the 1940 Act which would allow us to implement a policy referred to as a "managed dividend policy". In effect, a managed dividend policy will allow us to allocate, shortly after the end of each year, portions of each distribution which are to be treated by you as ordinary income, capital gains, or otherwise. If relief is granted by the SEC and we adopt a managed dividend policy, it may have the effect of eliminating or reducing the distribution variability that can be associated with a level rate dividend policy. We believe that such a reduction in variability may make it possible for us to pay regular distributions which are higher than those we might pay under a level rate dividend policy and that a managed dividend policy will permit a fairer allocation to our shareholders of our periodic distributions among income and capital gains which is more in accord with our shareholders' normal expectations than may be possible under a level rate dividend policy. There is no guarantee that we will receive an exemptive order which permits a managed dividend policy, or if received that our trustees will implement such a policy.

                           DIVIDEND REINVESTMENT PLAN

     We have adopted a dividend reinvestment plan, or the Plan, which is sometimes referred to as an "opt out plan". You will have all of your cash distributions invested in our common shares automatically unless you elect to receive cash. As part of this Plan, you will also have the opportunity to purchase additional common shares by submitting a cash payment for the purchase of our shares, or the Cash Purchase Option. Your cash payment, if any, for the additional shares may not exceed $100,000 per quarter and must be for a minimum of $100 per quarter. Wells Fargo Bank, N.A., as agent for the common shareholders, or, the Plan Agent, will receive your distributions and your additional cash payments under the Cash Purchase Option and purchase our common shares for your account directly from us. If you elect not to participate in the Plan, you will receive all cash distributions in cash paid by check mailed to you (or, generally, if your shares are held in street name, to your broker) by Wells Fargo Bank, N.A. as our paying agent.

     If you decide to participate in the Plan, the number of common shares you will receive will be equal to the total amount of distributions to which you are entitled plus any additional investments you wish to make under the Cash Purchase Option dividend by the net asset value per common share on the dividend payment date.

     The Plan Agent maintains all shareholder accounts in the Plan (including all shares purchased under the Cash Purchase Option) and provides written confirmation of all transactions in the accounts, including information you may need for tax records.

Common shares in your account will be held by the Plan Agent in noncertificated form. Any proxy you receive will include all common shares you have received or purchased under the Plan.

     You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, the Plan Agent will transfer the shares in your account to you (which may include a cash payment for any fraction of a share in your account).

     The Plan Agent's administrative fees will be paid by us. There will be no brokerage commission charged with respect to common shares issued directly by us. We may amend or terminate the Plan or the Cash Purchase Option if our board of trustees determines the change is warranted. However, no additional charges will be imposed upon participants by amendment to the Plan except after prior notice to Plan participants.

     Participation in the Plan will not relieve you of any federal, state or local income tax that may be payable (or required to be withheld) as a result of distributions you receive in our shares which are credited to your account under the Plan rather than paid in cash.

     All correspondence about the Plan should be directed to Wells Fargo Bank, N.A., at Shareowner Services, P.O. Box 64854, St. Paul, Minnesota 55164-0854.

                          REPURCHASE OF COMPANY SHARES

     No shareholder will have the right to require us to redeem common shares. However, we intend to offer to repurchase outstanding common shares beginning in the first half of 2007 and continuing semi-annually thereafter until our shares are listed for trading on a national securities exchange or market. The amount of shares which we expect to offer to repurchase semi-annually will be the lesser of: (1) 5% of our common shares outstanding at the time of the offer; or
(2) the amount of shares which can be repurchased using the proceeds we have received from our dividend reinvestment plan, including proceeds received from the Cash Purchase Option under that Plan, during the six month period which ended on the later of December 31 or June 30 immediately preceding the offer. Our repurchase price will be equal to 100% of the NAV per share on the day the repurchase offer ends. A repurchase administration fee will be retained by us equal to 2% of the value of all shares repurchased.

     We will disseminate information as may be required by applicable law or regulation about each repurchase offer approved by our board of directors. Our intent is to include at least the following information with the announcement of regular distributions for the quarterly periods ended March and September of each year starting in 2007:

          - A statement of the maximum dollar amount available for share repurchases and the maximum number of shares which may be repurchased.
          - The record date for determining which shareholders may participate in the repurchase offer.
          - A description of the way to accept the repurchase offer and the deadline for doing so.
          -    The date the share repurchase will be completed.
          -    The conditions to the repurchase offer, if any.
          - Any other information which our board of trustees determines to include.

     In the event that more shares are tendered than we have offered to repurchase, the number of shares which will be repurchased from each shareholder will be determined pro rata to the total number of shares tendered, or on some other basis which our board of trustees determines to be fair.

     Our board of trustees has the absolute discretion over share repurchases. Accordingly, there is no assurance that any offer will be made to repurchase shares and you should not purchase shares with the intent to sell them or expectation that they will be repurchased.

                                LIQUIDITY EVENTS

     No application is being made simultaneously with this offering to list our common shares on any national securities exchange or market, and no secondary market for our shares is expected to develop in the near future.

     We intend to apply to list our common shares on a national securities exchange upon the earlier to occur of: (1) whenever the net asset value per common share is in excess of $12.50 each business day for a period of one calendar quarter or (2) five years from the date of the closing of this public offering of our common shares.

     Our board of trustees may accelerate or delay this currently expected listing application if it determines that doing so is in our best interest. Among the matters which our board of trustees will consider when deciding whether to accelerate or delay a listing application will be: (1) the likely trading price of our common shares; (2) the market trading prices, net asset values and the differences between these two amounts for publicly listed companies similar to us; (3) the amount and predictability of our distributions as compared to the amount and predictability of distributions by publicly listed companies similar to us; (4) the levels of participation in our prior offers to repurchase shares; and (5) such other matters as the board then may deem relevant.

                              DESCRIPTION OF SHARES

COMMON SHARES

     Our declaration of trust allows us to issue an unlimited number of common shares. Our common shares have a par value of $.001 per share. As of the date of this preliminary prospectus, we have one common share outstanding, held by our Advisor. Our board of trustees may determine to issue additional common shares without shareholder approval. All common shares have equal rights to the payment of dividends and the distribution of assets upon liquidation. Our common shares will, when issued, be fully paid and nonassessable, and will have no pre-emptive or conversion rights or rights to cumulative voting.

     If preferred shares are outstanding, you, as a common shareholder, will not be entitled to receive any distributions from us unless all accrued and payable distributions on preferred shares have been paid or set aside for payment, and unless asset coverage, defined in the 1940 Act, with respect to preferred shares is at least 200% after giving effect to your distributions. Similarly, if borrowings are outstanding, you, as a common shareholder, will not be entitled to receive any distributions from us unless asset coverage, as defined in the 1940 Act, with respect to outstanding borrowings is at least 300% after giving effect to your distributions.

     We intend to hold annual meetings of shareholders beginning in 2007.

PREFERRED SHARES

     Our declaration of trust allows us to issue an unlimited number of preferred shares, in one or more series, with rights as determined by our board of trustees. Such shares may be issued by action of our board of trustees without your approval. The Company will bear the costs associated with any issuance of preferred shares. As of the date of this prospectus, no preferred shares have been issued.

     Any offering of preferred shares will be subject to market conditions, our receipt of a credit rating from Moody's, S&P or Fitch at levels our Advisor and board of trustees determines appropriate to effectively sell the preferred shares and to their continued belief that leveraging our capital structure through the issuance of preferred shares will benefit our shareholders. Although the terms of our preferred shares will be established at the time of issuance (subject to applicable law and our declaration of trust), based upon present market conditions, we expect preferred shares which are issued may require cumulative distributions at rates determined over relatively short periods (such as 7 or 28 days) and that this distribution rate will periodically be redetermined through an auction or remarketing procedure. Based upon our understanding of the present market for preferred shares issued by companies similar to us, we estimate that the distribution preference, liquidation preference, voting rights and redemption provisions of our preferred shares will likely be as stated below:

DISTRIBUTION PREFERENCE. Our preferred shares will have complete priority over our common shares regarding distributions. No distributions to our common shareholders will be permitted unless distributions to our preferred shareholders are current.

LIQUIDATION PREFERENCE. In the event of our voluntary or involuntary liquidation, dissolution or the winding up of our affairs, holders of our preferred shares will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid distributions thereon, whether or not declared) before any distribution of assets is made to you as a common shareholder.

VOTING RIGHTS. Our preferred shares may be required to have equal voting rights with you, as a common shareholder. Except as otherwise indicated in this prospectus or the SAI and except as otherwise required by applicable law, holders of our preferred shares will vote together as a single class with you and our other common shareholders.

     We expect that holders of our preferred shares, voting as a separate class, will be entitled to elect at least two but less than a majority of our trustees. The remaining trustees will be elected by our common shareholders, as well as holders of our preferred shares, voting together as a single class. In the event that two full years of accrued distributions are unpaid on our preferred shares, the holders of all outstanding preferred shares, voting as a separate class, will be entitled to elect a majority of our trustees until all distributions in arrears have been paid or declared and set aside for payment. In order for us to take certain actions or enter into certain transactions, a separate class vote of holders of our preferred shares may be required, in addition to the combined vote of the holders of our preferred shares and our common shares.

REDEMPTION, REPURCHASE AND SALE OF PREFERRED SHARES. The terms of our preferred shares may provide that they are redeemable at certain times, in whole or in part, at the original purchase price per share plus accumulated distributions. The terms may also state that we may tender for or repurchase preferred shares.

OTHER TERMS FOR PREFERRED SHARES. The foregoing description of preferred shares is based upon what we believe to be current market terms. However, if market conditions change, we may decide to issue preferred shares on materially different terms. Our issuance of preferred shares will also be restricted by certain provisions of the 1940 Act. See "Use of Leverage" and "Risk Factors -- Leverage Risks."

                                   BORROWINGS

     Our declaration of trust authorizes us, without prior approval of our shareholders, to borrow money. We may issue notes or other evidence of indebtedness including bank borrowings or commercial paper, and may secure any such borrowings by mortgaging, pledging or otherwise subjecting any or all of our assets as security. Our declaration of trust authorizes our board of trustees to pledge any or all of our assets to secure our borrowings without shareholder approval. In connection with such borrowings, we may be required to maintain minimum average balances with lenders or to pay commitment or other fees to maintain lines of credit. Any such requirements will increase the cost of borrowings over the stated interest rates.

LIMITATIONS. Borrowings by us are subject to certain limitations under the 1940 Act, including the amount of asset coverage required. In addition, agreements we enter related to borrowings may have other requirements which may be more stringent than those imposed by the 1940 Act. See "Use of Leverage."

DISTRIBUTION PREFERENCE. Lenders' rights to receive interest on, and repayment of, principal of borrowings will be senior to your rights as a shareholder. The terms of our borrowings may contain provisions which limit our activities, including the payment of distributions to common shareholders, in some circumstances. See "Risk Factors-- Leverage Risks."

VOTING RIGHTS. In certain circumstances, the 1940 Act grants our lenders voting rights in the event of default in the payment of interest on, or repayment of, principal. In the event that such provisions would impair our status as a REIT under the Code, subject to our ability to obtain funding by liquidating our assets or otherwise, we intend to repay our borrowings.

                 CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

     Under Massachusetts law, you, as a shareholder of a Massachusetts business trust, are entitled to the same limitations of liability as shareholders of for profit corporations. There is a remote possibility, however, that you could, under certain circumstances, be held liable for our obligations to the extent the courts of another state refused to recognize such limited liability in a controversy involving our obligations. Our declaration of trust disclaims shareholder liability for our acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument that we or our trustees enter. Our declaration of trust provides for indemnification out of our property of any shareholder held liable on account of being or having been our shareholder. Thus, your risk of incurring financial loss due to shareholder liability is limited to circumstances in which a court refuses to recognize Massachusetts law concerning limited liability of shareholders of a Massachusetts business trust, the complaining party is held not to be bound by our disclaimer and we are unable to meet our indemnification obligations.

     Our declaration of trust contains provisions that could limit the ability of other entities or persons to acquire control of us or to convert us to an open end fund, including, but not limited to, the following:

     - Our board of trustees is divided into three classes having initial terms of one, two and three years, respectively. At each annual meeting of shareholders, the terms of only one class of trustees expires and new trustees are elected for terms of three years. This provision of our declaration of trust could delay for up to two years the replacement of a majority of our board of trustees.

     - The number of our trustees is currently five. However, our board of trustees may increase the number of trustees. Vacancies on our board of trustees, including vacancies caused by an expansion in our board of trustees, may be filled by a majority action of our trustees then in office. These provisions of our declaration of trust may prevent a change in the majority of our board of trustees for longer than two years.

     - Our trustees may only be removed from office for cause and by a vote of 75% of our shareholders entitled to vote for election of such trustee.

     - Our declaration of trust contains provisions which restrict any one person or group of persons from owning more than 9.8% of our common shares by vote or by value.

     - The affirmative vote of 75% of our board of trustees and of 75% of each class of our shareholders entitled to vote on the matter is required to convert us from a closed end to an open end investment company.

     - Except as otherwise provided in this prospectus, the following actions require the affirmative vote or consent of at least a majority of the trustees then in office and of at least 75% of our shareholders entitled to vote on the matter:

          - our merger, consolidation, reorganization or recapitalization to combine with another entity;
          - the sale, lease or transfer of all or substantially all of our assets; or
          -    our liquidation or termination; and

          provided, further, if any of the foregoing actions are approved by 75% of our board of trustees then in office, then the shareholders vote required to accomplish these actions shall be eliminated unless such a vote is required by applicable law, and, if applicable law requires shareholder approval, the vote required will be the higher of (i) a majority of the voting shareholders or (ii) the least amount permitted by applicable law.

     - Notwithstanding the above, only a majority vote of our board of trustees then in office is required to encumber, pledge or secure any or all our assets in connection with our use of leverage.

     - The provisions of our declaration of trust, including those described above, may only be amended by the affirmative vote of a majority of our board of trustees then in office and 75% of all our shareholders; provided, however, that only a majority vote of our board of trustees is required to change the domicile of our existence without changing the substance of our declaration of trust; and, provided, further, that if the amendment is approved by 75% of our board of trustees then in office no shareholder approval will be required unless such a vote is required by applicable law, and, if applicable law requires shareholder approval, the vote required will be the higher of (i) a majority of the voting shareholders or (ii) the least amount permitted by applicable law.

     - Our declaration of trust contains provisions which generally prevent shareholder nominations of trustees from being considered at shareholder annual meetings unless specified or requested information is provided and we receive notice of these matters at least 90 and not more than 120 days prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting. Shareholder nominations must also be made in compliance with other requirements for shareholder nominations set forth in our declaration of trust and bylaws. Except as may be required by applicable law, shareholder nominations that meet the requirements of our declaration of trust will not be included in our proxy for an annual meeting unless those nominations are also supported by our board of trustees, but they may be considered at the annual meeting whether or not they are supported by our board of trustees.

     - Our declaration of trust and bylaws permit shareholder meetings to be called only by our board of trustees, subject to the provisions of applicable law.

     The votes required to approve our conversion from a closed end to an open end investment company or to approve transactions constituting a plan of reorganization are higher than those required by the 1940 Act.

     The provisions of our declaration of trust described above could have the effect of depriving you, as a common shareholder, of opportunities to sell your shares in response to an offer to purchase them. If such an offer is made at a time that our shares are listed on a national securities market or exchange, these provisions could have the effect of depriving you of opportunities to sell your shares at a premium over their then current market price. These provisions may prevent a third party from obtaining control of us in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of us to negotiate with our management and board of trustees regarding the price to be paid and facilitating the continuity of our investment objectives and policies.

     There are other provisions of our declaration of trust and bylaws which may prevent a change of control or which you may believe are not in your best interests as a shareholder. You should read our declaration of trust and bylaws on file with the SEC for the full text of these provisions.

                                   TAX MATTERS

     The following brief discussion of federal income tax matters assumes you are a U.S. shareholder and that you hold your shares as a capital asset. More information concerning the federal income tax consequences of your acquiring, owning and disposing of our shares is included in the SAI.

     We intend to be qualified as a REIT under the Code, although we cannot give complete assurance that we will so qualify. A REIT must generally derive at least 75% of its gross income from, and at least 75% of its assets must be comprised of, real estate assets, which for these purposes include common shares and preferred securities of other REITs and certain other assets; additionally, a REIT must generally derive at least 95% of its gross income from interest, dividends, gains from sale of securities, or sources satisfying the 75% test. More information concerning our qualification and taxation as a REIT is included in the SAI.

     Distributions paid to you out of our "real estate investment trust taxable income" will generally be taxable to you as ordinary income to the extent of our allocable earnings and profits. Distributions of our net capital gain (which for tax purposes include such capital gains as may arise from our receipt of distributions on shares we own of other REITs, as well as capital gains from our securities transactions), if any, are taxable to you as long term capital gain, regardless of how long you have held your shares. We intend to distribute to our shareholders substantially all of our "real estate investment trust taxable income", as well as our net capital gain. A distribution of an amount in excess of allocable earnings and profits is treated as a nontaxable return of capital to the extent of your tax basis in our shares and reduces that basis, and any such distributions in excess of your basis are treated as if they were gains from a sale of your shares. This tax treatment of dividends and distributions will apply whether the amounts were paid to you in cash or reinvested in additional shares.

     A distribution will be treated as paid to you in the current calendar year if it is declared by us in and has a record date before the end of December of the current year and is paid by January 31 of the following year. Each year, we will notify you of the tax status of dividends and other distributions which we have paid.

     If you sell your shares, you may realize a capital gain or loss, which will be long-term or short-term depending generally on your holding period for the shares. Generally, we believe that transactions between a shareholder and the Company in connection with a repurchase offer made by the Company will be treated as a sale of shares. Selling your shares in a repurchase offer for the Company's common shares may result in a taxable gain or loss to you, depending on whether the amount received is greater or less than your adjusted tax basis in the shares you sold. In certain circumstances, there is some chance that the cash you receive in such a transaction could be treated by the IRS as ordinary income in whole or in part. There is also some chance that, if you are a non-tendering shareholder, you will be deemed to have received a distribution of ordinary income as a result of repurchases made by the Company. We consider these possible tax consequences of our planned share repurchase offers to be remote; however, we have not applied for or secured an IRS ruling on these questions. These possible consequences are described in more detail in the SAI.

     We may be required to withhold U.S. federal income tax from distributions payable to you if:

     * you fail to provide us with your correct taxpayer identification number;
     *    you fail to make required certifications; or
     * you have been notified by the IRS that you are subject to backup withholding.

     Legislation enacted in 2003 reduced the maximum federal income tax rate to 15% on both net capital gain recognized by individuals and QDI individuals receive from certain domestic and foreign corporations, provided certain holding period and other requirements are met. If we make distributions of net capital gain, you will generally be eligible for the reduced rate. The reduced rate will also apply to capital gains recognized by individuals who sell common shares that they have held for more than one year. The reduced rate does not apply to short term capital gains. The reduced rate will cease to apply for taxable years beginning after December 31, 2008.

     The portion of our distributions taxable as QDI, ordinary income, long term capital gains, unrecaptured Section 1250 gains from the sale of real property or comprising nontaxable returns of capital is generally dependent upon the character of the income we receive from our investments. Because most income from REIT securities will not be QDI, we expect that less than a majority of our investment income, and therefore less than a majority of our distributions, will be QDI. Thus, a majority of our distributions to you will not be QDI. After a calendar year end, some entities in which we may invest may change the classification of the distributions they have made during that year, which might result at that time in our also having to reclassify some of the distributions we made to you. These changes would be reflected in a Form 1099, together with other tax information. You should consult with your tax advisor to determine the consequences of these tax laws.

     Our distributions to you may also be subject to state and local taxes. You should consult with your tax advisor regarding your particular tax consequences of investing in the Company.

                                  UNDERWRITING

     We intend to offer the shares through the underwriters named below. ______________ and ________acting as representatives of the underwriters. Subject to the terms and conditions described in an underwriting agreement among us and the underwriters, we have agreed to sell to the underwriters, and the underwriters severally have agreed to purchase from us, the number of shares listed opposite their names below.

                                                                 NUMBER OF
   UNDERWRITER                                                      SHARES
   -----------                                                      ------


                                                         -----------------

     The underwriters have agreed to purchase all of the shares sold under the underwriting agreement if any of these shares are purchased. If an underwriter defaults, the underwriting agreement provides that the purchase commitments of the nondefaulting underwriters may be increased or the underwriting agreement may be terminated.

     We have agreed to indemnify the underwriters and their controlling persons against certain liabilities, including liabilities under the Securities Act of 1933, as amended, or to contribute to payments the underwriters may be required to make in respect of those liabilities.

     The underwriters are offering the shares, subject to prior sale, when, as and if issued to and accepted by them, subject to approval of legal matters by their counsel, including the validity of the shares, and other conditions contained in the underwriting agreement, such as the receipt by the underwriters of officers' certificates and legal opinions. The underwriters reserve the right to withdraw, cancel or modify offers to the public and to reject orders in whole or in part.

     In connection with this offering, some or all of our Advisor, its affiliates (excluding all of the Advisor's public company affiliates), officers and directors may purchase our shares, but it is not certain whether such purchase will occur or the amount of any such purchases. If shares are purchased by any of these officers, directors or affiliates, the shares will be sold at, and the Company will receive, the full offering price of $10 per share; the Company will not pay any discount or sales load related to these shares or bear any additional offering costs. Our Advisor has indicated that these affiliates, officers and directors may seek to purchase a substantial portion of our common shares. The actual quantity of shares, if any, to be purchased by these affiliates, officers and directors of the Advisor has not been determined, but in any case will be less than 25% of our voting securities. There can be no assurance that any such purchase will occur.

SALES LOAD AND EXPENSES

     The underwriters' representatives have advised us that the underwriters propose initially to offer the shares to the public at the public offering price on the cover page of this prospectus and to dealers at that price less a concession not in excess of $____ per share. The total sales load of $____ per share is equal to ___% of the initial offering price and will be paid by you. The underwriters may allow, and the dealers may allow, a discount not in excess of $____ per share to other dealers. After the offering, the public offering price, concession, discount and other selling terms may be changed.

     The following table shows the public offering price, sales load and proceeds before our expenses.

                                                                         PER SHARE
                                                                         ---------
          Public offering price......................................    $ 10.00
          Sales load.................................................    $ _____
          Expenses paid by us........................................    $ _____
          Proceeds to us.............................................    $ _____

     Our Advisor will pay in connection with this offering all of the organizational costs and the offering expenses, excluding the sales load, which exceed $0.05 per common share issued in this offering to persons other than affiliates, officers and directors of our Advisor.

NO SALES OF SIMILAR SECURITIES

     We and our Advisor have agreed that, for a period of 90 days from the date of this prospectus, we will not, without the prior written consent of _______________________________ on behalf of the underwriters, dispose of any of our common shares or any securities convertible into or exchangeable for our common shares. _______________________________, in its sole discretion, may release any of the securities subject to these agreements at any time without notice. Prior to this offering there has been no public market for our common shares. Consequently, the initial public offering price for our common shares was determined by negotiation among us, our Advisor and the representative of the underwriters. An active trading market in our common shares is not expected to develop in the foreseeable future after this offering. There can be no assurance that the price at which the common shares would sell in the public market after this offering would not be lower than a price at which they are sold by the underwriters.

OTHER RELATIONSHIPS

     We anticipate that from time to time some of the underwriters may act as brokers or dealers in connection with the execution of our portfolio transactions after they have ceased to be underwriters and, subject to certain restrictions, some underwriters may act as brokers while they are underwriters. The representatives of the underwriters or certain other underwriters may also act as underwriters of our preferred shares or our debt securities or as lenders or provide other services to us.

     Some of the underwriters and their affiliates have provided and may in the future provide various investment banking and financial advisory services from time to time to affiliates of the Advisor.

     Prior to the public offering of our common shares, our Advisor intends to have purchased 10,000 common shares from us for a purchase price of $10 each to satisfy the net worth requirements of Section 14(a) of the 1940 Act.

BUSINESS ADDRESS OF REPRESENTATIVES

     The principal business address of _______ is _______. The principal business address of _______ is _______.

                          CUSTODIAN AND TRANSFER AGENT

     Our custodian is State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. Our custodian performs custodial, accounting and portfolio accounting services for us. Our Transfer Agent is Wells Fargo Bank, N.A., Shareowner Services, P.O. Box 64854, St. Paul, Minnesota 55164-0854.

                                  LEGAL MATTERS

     Certain legal matters in connection with our common shares will be passed upon for us by Sullivan & Worcester LLP. Sullivan & Worcester LLP also acts as legal counsel to our Advisor, Reit Management and their affiliates. Barry M. Portnoy, one of our trustees and a director and the owner of our Advisor, is a former chairman of Sullivan & Worcester LLP.

     Certain legal matters will be passed upon for the underwriters by
__________________.

                           FORWARD LOOKING STATEMENTS

   STATEMENTS CONTAINED OR REFERRED TO IN THIS PROSPECTUS THAT ARE NOT HISTORICAL FACTS ARE FORWARD LOOKING STATEMENTS AS DEFINED IN THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND THE SECURITIES EXCHANGE ACT OF 1934. THESE FORWARD LOOKING STATEMENTS INCLUDE STATEMENTS REGARDING INTENT, EXPECTATION OR BELIEFS ABOUT OUR INVESTMENT PLANS, OUR FINANCING PLANS, THE LISTING OF OUR SHARES ON A NATIONAL EXCHANGE OR MARKET AFTER CERTAIN CONDITIONS HAVE BEEN MET AND OUR INTENT TO MAKE SEMI-ANNUAL OFFERS TO REPURCHASE OUR COMMON SHARES BEGINNING IN 2007. WE HAVE BASED THESE FORWARD LOOKING STATEMENTS IN PART ON OUR ESTIMATED OR ASSUMED FUTURE OPERATING RESULTS AND FUTURE CAPITAL MARKETS CONDITIONS. THESE FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED. THESE STATEMENTS, INTENTIONS, EXPECTATIONS, BELIEFS AND ASSUMPTIONS INVOLVE RISKS AND UNCERTAINTIES, SOME OF WHICH ARE BEYOND OUR CONTROL, THAT COULD CAUSE ACTUAL EVENTS TO DIFFER MATERIALLY FROM THOSE WE ANTICIPATE OR PROJECT. MANY BUT NOT ALL OF THESE RISKS AND UNCERTAINTIES ARE DESCRIBED HEREIN IN "RISK FACTORS". PROSPECTIVE PURCHASERS SHOULD NOT PLACE UNDUE RELIANCE ON THESE FORWARD LOOKING STATEMENTS BECAUSE EVENTS DESCRIBED OR IMPLIED IN SUCH STATEMENTS MAY NOT OCCUR. EXCEPT AS REQUIRED BY LAW, WE UNDERTAKE NO OBLIGATION TO UPDATE OR REVISE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.


                             LIMITATION OF LIABILITY

NONLIABILITY OF TRUSTEES, OFFICERS, EMPLOYEES AND AGENTS. THE DECLARATION OF TRUST OF RMR SECURITIES REIT ON FILE WITH THE SECRETARY OF STATE OF THE COMMONWEALTH OF MASSACHUSETTS PROVIDES THAT THE NAME "RMR SECURITIES REIT" REFERS TO THE TRUSTEES UNDER THE DECLARATION COLLECTIVELY AS TRUSTEES, BUT NOT INDIVIDUALLY OR PERSONALLY. THE DECLARATION ALSO PROVIDES THAT: (1) WRITTEN INSTRUMENTS ARE EXECUTED OR MADE BY OR ON BEHALF OF THE TRUST BY A TRUSTEE OR TRUSTEES OR BY AN OFFICER OR OFFICERS OF THE TRUST IN THEIR CAPACITY AS SUCH AND NOT INDIVIDUALLY; (2) NEITHER THE SHAREHOLDERS NOR THE TRUSTEES NOR ANY OFFICERS, EMPLOYEES OR AGENTS (INCLUDING THE ADVISOR) OF THE TRUST SHALL BE LIABLE THEREUNDER; (3) ALL PERSONS SHALL LOOK SOLELY TO THE TRUST ESTATE FOR THE PAYMENT OF ANY CLAIM UNDER ANY SUCH INSTRUMENT FOR THE PAYMENT OF ANY CLAIM THEREUNDER OR FOR THE PERFORMANCE THEREOF; (4) THE OMISSION OF SUCH PROVISION FROM ANY SUCH INSTRUMENT SHALL NOT RENDER THE SHAREHOLDERS, ANY TRUSTEE, OR ANY OFFICER, EMPLOYEE OR AGENT (INCLUDING THE ADVISOR) OF THE TRUST LIABLE, AND NO SHAREHOLDER, TRUSTEE, OR OFFICER, EMPLOYEE OR AGENT (INCLUDING THE ADVISOR) OF THE TRUST SHALL BE LIABLE FOR ANY SUCH OMISSION.

          TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

                                                                                                PAGE
                                                                                                ----
General Information.......................................................................         2
Additional Information About Investment Policies and Restrictions.........................         2
Management of the Company.................................................................         7
Compensation of Trustees..................................................................        14
Administrative Services...................................................................        15
Portfolio Transactions and Brokerage......................................................        16
Determination of Net Asset Value..........................................................        17
Tax Matters...............................................................................        18
Performance Information...................................................................        31
Independent Registered Public Accounting Firm.............................................        32
Additional Information....................................................................        32
Financial Statement.......................................................................        33
Appendix A - Description of Ratings.......................................................       A-1

                                  _____ Shares


                                     [LOGO]


                                   ----------

                                  Common Shares

                             PRICE $10.00 PER SHARE

                                   ----------


                               RMR SECURITIES REIT


                                   ----------

                                   PROSPECTUS

                                   ----------


                              _______________, 2005

                       STATEMENT OF ADDITIONAL INFORMATION

                               RMR SECURITIES REIT
                 400 CENTRE STREET, NEWTON, MASSACHUSETTS 02458
                                 (617) 332-9530

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL SECURITIES UNTIL A REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

THIS STATEMENT OF ADDITIONAL INFORMATION, OR SAI, IS NOT A PROSPECTUS, BUT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OF RMR SECURITIES REIT, DATED __________, 2005, AS SUPPLEMENTED FROM TIME TO TIME. THIS SAI IS INCORPORATED BY REFERENCE IN ITS ENTIRETY INTO THE PROSPECTUS. COPIES OF THE SAI AND PROSPECTUS MAY BE OBTAINED FREE OF CHARGE BY WRITING TO US OR CALLING US AT THE ADDRESS OR TELEPHONE NUMBER SHOWN ABOVE. YOU MAY ALSO OBTAIN A COPY OF OUR PROSPECTUS AND SAI ON THE SEC'S WEBSITE AT http://www.sec.gov.

THIS SAI IS DATED __________, 2005.


SUBJECT TO COMPLETION, DATED JULY 29, 2005

                                TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
General Information.......................................................   2
Additional Information About Investment Policies
  and Restrictions........................................................   2
Management of the Company.................................................   7
Compensation of Trustees..................................................  14
Administrative Services...................................................  15
Portfolio Transactions and Brokerage......................................  16
Determination of Net Asset Value..........................................  17
Tax Matters...............................................................  18
Performance Information...................................................  31
Independent Registered Public Accounting Firm.............................  32
Additional Information....................................................  32
Financial Statement.......................................................  33
Appendix A - Description of Ratings....................................... A-1

                               GENERAL INFORMATION

RMR Securities REIT, or we, us or the Company, is a newly organized Massachusetts business trust. We are registered under the Investment Company Act of 1940, as amended, or the 1940 Act, as a nondiversified, closed end management investment company. The information contained in this SAI supplements our prospectus. Terms used but not defined in this SAI have the same meaning as in the prospectus. You should not invest in our shares before first reading our prospectus.

        ADDITIONAL INFORMATION ABOUT INVESTMENT POLICIES AND RESTRICTIONS

Our material investment objectives, restrictions, policies and techniques are described in our prospectus. We have also adopted other policies and investment restrictions, as described below. Except as specifically stated, our investment restrictions, policies and techniques are not fundamental and may be changed by our board of trustees without the approval of our shareholders. Our investment objectives are fundamental policies and cannot be changed without a vote of our shareholders.

U.S. GOVERNMENT OBLIGATIONS

We may invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. These include bills, notes and bonds issued by the U.S. Treasury, as well as "stripped" or "zero coupon" U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their face value, and may exhibit greater price volatility than interest bearing securities since investors receive no payment until maturity. U.S. Government agencies and instrumentalities include entities having varying levels of support from the U.S. Treasury; sometimes these entities are: (i) supported by the full faith and credit of the U.S. Treasury; (ii) supported by the right to borrow from the Treasury; (iii) supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and (iv) supported only by the credit of the instrumentality chartered by the U.S. Government.

CASH RESERVES

Cash reserves may be held for defensive reasons or to provide sufficient flexibility to take advantage of new opportunities for investments and for other reasons, and may be invested in money market instruments.

Money market instruments in which we may invest include U.S. Government obligations which are subject to repurchase agreements. Repurchase agreements may be entered into with member banks of the Federal Reserve System or primary dealers (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. Other acceptable money market instruments include commercial paper rated investment grade by any one nationally recognized rating agency, such as Moody's, S&P or Fitch, certificates of deposit or bankers' acceptances issued by domestic banks having total assets in excess of one billion dollars, and money market mutual funds.

REPURCHASE AGREEMENTS

We may enter into repurchase agreements. A repurchase agreement requires us to purchase securities subject to our simultaneous agreement to resell and redeliver these securities to a counterparty, who agrees to buy the securities from us at a fixed price and future time. Repurchase agreements may be considered loans to the counterparty, collateralized by the underlying securities. If we enter into a repurchase agreement, our Advisor will evaluate and monitor the creditworthiness of the vendor. The principal risk to the Company in investing in repurchase agreements is that the counterparty becomes unable to pay the agreed upon sum on the repurchase date; in the event of a default, the repurchase agreement provides us the right to sell the underlying collateral. If the value of the collateral declines after we enter a repurchase agreement, or if the seller defaults, we could incur a loss of both principal and interest. Our Advisor monitors the value of the repurchase agreement collateral in an effort to determine that the value of the collateral at least equals the agreed upon repurchase price to be paid to us. Our right to sell the repurchase agreement collateral after a counterparty default could be delayed or impaired in the event of bankruptcy of the counterparty.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

We may contract for the purchase or sale with future delivery ("futures contracts") of securities, aggregates of debt securities and financial indices, and options thereon in connection with our hedging and other risk management strategies. We will enter futures contracts only for bona fide hedging, risk management and other appropriate portfolio management purposes. Our futures contracts, if any, will be in accord with the rules and regulations of the Commodity Futures Trading Commission.

The principal risks to the Company relating to the use of futures contracts principally arise from changes in the market value of the securities or instruments underlying the futures contract, possible lack of a liquid market for closing out or selling a futures contract position and the possibility that a futures contract will give rise to an obligation of the Company to meet margin, collateral or other payment requirements.

FOREIGN SECURITIES

Although we have no present intention to do so, we may invest up to 20% of our managed assets in securities denominated in currencies other than the U.S. dollar or traded on a non-U.S. stock exchange. These securities may subject us to additional investment risks which may not be present in U.S. dollar denominated securities. For example, foreign securities may be subject to currency risks or to foreign government taxes which reduce their value. There may be less information publicly available about foreign securities than about U.S. securities, because issuers of foreign securities may not be subject to uniform accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks of investing in foreign securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. The prices of foreign securities may be more volatile than those of domestic securities. With respect to certain foreign countries, there is a possibility of expropriation of assets or nationalization, imposition of withholding or income taxes on dividends, interest or capital gains, difficulty in obtaining and enforcing judgments against foreign entities or diplomatic developments which could affect investment in these countries. Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities.

Foreign stock markets are generally less developed, less efficient, more volatile and have substantially less volume than U.S. markets. Foreign securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable U.S. companies. Foreign equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. There is generally less government supervision and regulation of foreign stock exchanges, brokers, banks and listed companies abroad than in the U.S. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences may include delays beyond periods customary in the U.S. and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a "failed settlement", which can result in losses.

The value of foreign investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Although the Company will invest only in securities denominated in foreign currencies that are fully exchangeable into U.S. dollars without legal restriction at the time of investment, there can be no assurance that currency controls will not be imposed subsequently. In addition, the value of foreign fixed income investments may fluctuate in response to changes in U.S. and foreign interest rates.

Foreign brokerage commissions, custodial expenses and other fees are also generally higher for foreign securities than for securities traded in the U.S. Consequently, our overall expense ratio may increase if we invest in foreign securities.

Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing a security, even one denominated in U.S. dollars. Dividend and interest payments will be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed.

ZERO COUPON SECURITIES

We may invest in zero coupon securities, which are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin to pay current interest. Zero coupon securities are issued and traded at a discount from their face amount or par value. This discount varies depending on prevailing interest rates, the time remaining until cash payments begin, the liquidity of the security and the perceived credit quality of the issuer.

Zero coupon securities are required to be redeemed by the issuer at face value at maturity. The discount on zero coupon securities ("original issue discount" or "OID") must be taken into income by us as it accrues prior to the receipt of any actual payments. Because we must distribute substantially all of our REIT taxable income (including accrued original issue discount) to our shareholders each year for federal income and excise tax purposes, we may have to dispose of portfolio securities under disadvantageous circumstances to generate cash, or to increase our use of leverage, to satisfy our distribution requirements.

The market prices of zero coupon securities are more volatile than the prices of securities that pay interest periodically. The market prices of zero coupon securities respond to changes in interest rates to a greater degree than other types of debt securities having a similar maturity and credit quality. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, zero coupon securities eliminate the reinvestment risk and lock in a rate of return to maturity.

ILLIQUID SECURITIES

We may invest in illiquid securities and other securities which are not readily marketable, including non-negotiable time deposits and certain restricted securities not deemed by our board of trustees to be liquid. Securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, which have been determined to be liquid, will not be considered to be illiquid or not readily marketable and, therefore, are not subject to this limit. Our inability to dispose of illiquid or not readily marketable investments readily or at a reasonable price could impair our ability to raise cash for investment or other purposes. The liquidity of securities purchased by us which are eligible for resale pursuant to Rule 144A will be monitored by our Advisor, subject to the oversight of our trustees.

PORTFOLIO TURNOVER RATE

Our turnover rate is calculated by dividing the proceeds from our sales of securities (or the cost of those securities, if lower) that are equities or that had an original maturity or expiration date of more than one year at the time of acquisition during a year by the average month end value of all of our investments during that year that also were equities or had an original maturity or expiration date of more than one year at the time of acquisition. Under normal conditions, we do not intend to engage in trading activities for the purpose of realizing short term gains. Rather, we intend to purchase and sell securities to accomplish our investment objectives and in consideration of our then current view of prevailing or anticipated market and other conditions that we believe may impact the value of those securities. For example, we may sell portfolio assets in anticipation of changes in interest rates generally, or in anticipation of changes in the business or prospects for a specific issuer of securities. Higher turnover rates generally will result in increased transaction costs. Transaction costs reduce net asset value. Although there can be no assurance in this matter, we do not expect that our turnover rate under normal market conditions and after the initial investment period following this offering will be greater than 100%.

SHORT SALES

We may enter into a "short sale" of securities in circumstances in which, at the time the short position is open, we own at least an equal amount of the securities sold short or own preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one "against the box," may be entered into by us to, for example, lock in a sale price for a security we do not wish to sell immediately.

We may also make short sales of a security we do not own, in anticipation of a decline in the market value of that security. To complete such a transaction, we must borrow the security to make delivery to the buyer. We are then obligated to replace the borrowed security at a future date. The price at such time may be more or less than the price at which we sold the security. Until the borrowed security is replaced, we are required to pay the security's owner any dividends or interest which are paid or accrued during the period of the loan. To borrow the security, we also may be required to pay a premium. Until we replace a borrowed security, we may be required to segregate an amount of cash or other liquid assets with our custodian such that the amount segregated plus any amount deposited with the broker as collateral will (i) equal the current value of the security sold short and (ii) not be less than the market value of the security at the time it was sold short. We will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which we replace the borrowed security. We will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest we may be required to pay in connection with a short sale. No more than one third of our managed assets will be, when added together: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and (ii) segregated in connection with short sales.

INVESTMENT RESTRICTIONS

We have adopted investment restrictions limiting our activities. Specifically, we:

1. will not issue senior securities (including borrowing money for other than temporary purposes) except in conformity with the limits of the 1940 Act; or pledge our assets other than to secure such issuances or borrowings or in connection with permitted investment strategies;

2. will not borrow in excess of 33 1/3% of our total assets (including the amount of borrowings) minus liabilities (other than the amount of borrowings), except that we may borrow up to an additional 5% of our total assets for temporary purposes;

3. will not act as an underwriter of securities issued by other persons, except insofar as we may be deemed an underwriter in connection with the disposition of securities;

4. will not purchase or sell real estate, except that we may invest in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or such interests and we may hold and sell real estate or mortgages on real estate acquired through default, liquidation or other distributions of an interest in real estate as a result of our ownership of such securities;

5. will not purchase or sell commodities or commodities contracts but we may purchase or sell financial contracts including, but not limited to, interest rate or currency hedges;

6. will not originate loans to other persons except by the lending of our securities, through the use of repurchase agreements and by the purchase of debt securities;

7. will make investments that will result in concentration (25% or more of the value of our investments) in the securities of companies primarily engaged in the real estate industry and not in other industries; provided, however, this does not limit our investments in (i) U.S. Government obligations, or
     (ii) other obligations issued by governments or political subdivisions of governments;

8. will invest, under normal market conditions, at least 90% of the value of our managed assets in common shares and preferred securities issued by REITs, debt secured by mortgages or other securities that otherwise will allow us to maintain our qualification as a REIT for federal income tax purposes unless we provide our shareholders with at least 60 days' prior written notice in compliance with SEC rules;

9. will not invest in puts, calls, straddles, spreads or any combination thereof, representing more than 10% of our managed assets;

10. will not enter into short sales representing more than 33 1/3% of our managed assets; and

11. will not invest in oil, gas or other mineral exploration programs, development programs or leases, except that we may purchase securities of companies engaging in whole or in part in such activities.

Policies numbered 1 through 7, above, are fundamental policies of ours. A fundamental policy may not be changed without the vote of a majority of our outstanding voting securities, as defined under the 1940 Act. Unless the definition is changed by amendment to the 1940 Act, "majority of the outstanding voting securities" means the lesser of (1) 67% or more of the voting shares present at a meeting of our shareholders, if the holders of more than 50% of our outstanding shares are present or represented by proxy, or (2) more than 50% of our outstanding voting shares. Our non-fundamental policies may be changed by our board of trustees.

                            MANAGEMENT OF THE COMPANY

The overall management of our business and affairs is the responsibility of our board of trustees. Our board of trustees is classified with respect to trustees terms into three classes -- Class I, Class II and Class III -- with the trustees in each Class to hold office until their successors are elected and qualified. Each member of our board of trustees in Class I will hold office until the annual meeting of shareholders in 200__, each member of the board of trustees in Class II will hold office until the annual meeting of shareholders in 200__, and each member of the board of trustees in Class III will hold office until the annual meeting of shareholders in 200__. At each annual meeting of the shareholders, the successors to the class of trustees whose term expires at that meeting will be elected to hold office for a term expiring at the later of the annual meeting of shareholders held in the third year following the year of their election or the election and qualification of their successors. The terms of our trustees are staggered, but election of our trustees is non-cumulative.

Holders of a plurality of our common shares and our preferred shares, voting together, will elect trustees to fill the vacancies of trustees whose term expires at each annual meeting of shareholders. While preferred shares are outstanding, preferred shareholders will also be entitled to elect two trustees. Preferred shareholders will be entitled to elect a majority of our trustees under certain circumstances.

Our trustees will meet periodically throughout the year to oversee our activities reviewing, among other things, our performance and the contractual engagements with our various service providers. Management of our day to day operations is delegated to our officers and our Advisor, subject always to our investment objectives and policies and to the general supervision of our board of trustees.

TRUSTEES AND OFFICERS

Our trustees and officers, their ages, and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 400 Centre Street, Newton, Massachusetts 02458. Each trustee who is deemed an "interested person" as defined in the 1940 Act is indicated by an asterisk. Each trustee who is not an "interested person" as defined in the 1940 Act is referred to as a "disinterested trustee."

                                                                                                              NUMBER
                       POSITION(S)                                                                            OF
                       HELD WITH                                                                              PORTFOLIOS
                       COMPANY                                                                                IN FUND
                       AND TERM OF                                                                            COMPLEX
                       OFFICE AND        PRINCIPAL OCCUPATION(S)                                              OVERSEEN
NAME                   LENGTH OF         DURING PAST 5 YEARS AND                                              BY
(AGE)                  TIME SERVED       OTHER DIRECTORSHIPS HELD BY TRUSTEE                                  TRUSTEE
-------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

Barry M. Portnoy *     Class __          Chairman of Reit Management & Research LLC - 1986 to present;           5
(59)                   trustee to        director and vice president of our Advisor - 2002 to present;
                       serve until       portfolio manager of RMR Real Estate Fund, RMR Hospitality and
                       200__.  July        Real Estate Fund, RMR F.I.R.E. Fund and RMR Preferred Dividend
                       2005 to present.    Fund - inception to present;
                                         managing director of Five Star Quality Care, Inc. - 2001 to present;
                                         managing trustee of Senior Housing Properties Trust - 1999 to present;
                                         managing trustee of Hospitality Properties Trust - 1995 to present;
                                         managing trustee of HRPT Properties Trust - 1986 to present.

Gerard M. Martin **    Class __          Director of Reit Management & Research LLC - 1986 to present;           5
(70)                   trustee to        director and vice president of our Advisor - 2002 to present;
                       serve until       managing director of Five Star Quality Care, Inc. - 2001 to
                       200__.  July        present;
                       2005 to present.  managing trustee of Senior Housing Properties Trust - 1999 to present;
                                         managing trustee of Hospitality Properties Trust - 1995 to present;
                                         managing trustee of HRPT Properties Trust - 1986 to present.

DISINTERESTED
TRUSTEES

Before the Company commences operations, a sufficient number of disinterested trustees will be added to the board of trustees such that a majority of the Company's trustees will not be "interested persons" as defined in the 1940 Act. The SEC has recently promulgated rules which, when effective, are likely to result in board member changes or additions so that at least 75% of our trustees will not be "interested persons" as defined under the 1940 Act.

----------
  * Mr. Portnoy is an "interested person" of the Company as defined by the 1940 Act because he is the owner, a director and officer of our Advisor.
  **Mr. Martin is an "interested person" of the Company as defined by the 1940
    Act because he was an owner and is a director and officer of our Advisor.

EXECUTIVE OFFICERS

Thomas M. O'Brien      President.        President and director of our Advisor - 2002 to present;
(39)                   July 2005 to      portfolio manager of RMR Real Estate Fund, RMR Hospitality and
                       present.            Real Estate Fund, RMR F.I.R.E. Fund and RMR Preferred
                                           Dividend Fund - inception to present;
                                         Vice President of Reit Management & Research LLC -1996 to
                                           present;
                                         Treasurer and Chief Financial Officer, Hospitality Properties
                                           Trust - 1996 to 2002;
                                         Executive Vice President, Hospitality Properties Trust -2002 to
                                           2003.

Mark L. Kleifges       Treasurer.        Vice President of Reit Management & Research LLC - 2002 to
(44)                   July 2005 to        present;
                       present.          Vice President of our Advisor - 2003 to 2004;
                                         Treasurer of our Advisor - 2004 to present;
                                         Treasurer and Chief Financial Officer, Hospitality Properties
                                           Trust - 2002 to present;
                                         Partner, Arthur Andersen LLP - 1993 to 2002.

Jennifer B. Clark      Secretary.        Vice President of Reit Management & Research LLC - 1999 to
(44)                   July 2005 to        present;
                       present.          Secretary of our Advisor - 2002 to present;
                                         Senior Vice President of HRPT Properties
                                           Trust - 1999 to present.

James J. McKelvey      Vice President.   Vice President of our Advisor - 2004 to present;
(46)                   July 2005 to      portfolio manager of RMR Real Estate Fund and RMR Hospitality
                       present.            and Real Estate Fund - 2004 to present;
                                         portfolio manager of RMR F.I.R.E. Fund and RMR Preferred
                                           Dividend Fund - inception to present;
                                         portfolio manager and senior research officer for John
                                           Hancock Funds - 1997 to 2004.

John C. Popeo          Vice President.   Treasurer of Reit Management & Research LLC - 1997 to present;
(44)                   July 2005 to      Treasurer of our Advisor - 2002 to 2004;
                       present.          Vice President of our Advisor - 2004 to present;
                                         Treasurer and Chief Financial Officer of
                                           HRPT Properties Trust - 1997 to present.

Adam D. Portnoy        Vice President.   Vice President of Reit Management & Research LLC -2003 to
(35)                   July 2005 to        present;
                       present.          Vice President of our Advisor - 2003 to present;
                                         Executive Vice President  of HRPT Properties Trust - 2003 to
                                           present;
                                         Senior Investment Officer, International Finance Corporation -
                                           2001 to 2003;
                                         Vice President, ABN AMRO Investment Banking - 2001;
                                           President and CEO, Surfree.com, Inc. - 1997 to 2000.

William J. Sheehan     Chief             Chief Compliance Officer of our Advisor - 2004 to present;
(61)                   Compliance        Director of Internal Audit of HRPT Properties Trust,
                       Officer and         Hospitality Properties Trust, Senior Housing Properties Trust
                       Director of         and Five Star Quality Care, Inc. - 2003 to present;
                       Internal          trustee of Hospitality Properties Trust - 1995 to 2003;
                       Audit.  July      Executive Vice President, Ian Schrager Hotels LLC - 1999 to
                       2005 to present.    2003.

Each of our executive officers is elected at the meeting of our board of trustees immediately following each annual meeting of our shareholders. All our executive officers serve at the discretion of our board of trustees.

COMMITTEES OF THE BOARD

We will have an Audit Committee consisting of disinterested trustees. The Audit Committee's function is to assist the board's oversight of matters relating to: integrity of financial statements; legal and regulatory compliance; qualifications, independence, performance and fees of independent accountants; accounting, financial reporting and internal control processes; and the appointment, duties and compensation of internal audit personnel. The Audit Committee is directly responsible for the selection of independent accountants.

We will have a Nominating Committee and a Compensation Committee, each consisting of disinterested trustees. The function of the Nominating Committee is to recommend candidates for election to our board of trustees as disinterested trustees. The Nominating Committee considers nominations by shareholders as provided by our declaration of trust and bylaws. See "Certain Provisions of the Declaration of Trust" in the prospectus. The function of the Compensation Committee is to determine and review the fees paid to our trustees.

We will have a Valuation Committee consisting of Messrs. Portnoy, Martin and O'Brien, and the Advisor's personnel as are deemed necessary by these identified members from time to time. Our Valuation Committee determines the value of any of our securities and assets for which market quotations are not readily available or for which valuation cannot otherwise be provided.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

As described in the prospectus, we and our Advisor are parties to an investment management agreement (the "Advisory Agreement"). Our board of trustees, including a majority of our disinterested trustees, has the responsibility under the 1940 Act to approve the Advisory Agreement, and prior to commencement of the Company's operations, will consider approval for an initial two year term commencing on the effective date of the Company's Registration Statement and will do so annually thereafter. In determining to approve the Advisory Agreement, our trustees are expected to review materials provided by the Advisor and consider: (1) the level of fees of the Company as compared to competitive funds of a comparable size and the fact that the fees to be charged are reasonable as compared to other funds; (2) the estimated expense ratio of the Company as compared to competitive funds of a comparable size, the fact that the estimated expense ratio of the Company is reasonable compared to other funds and the fact that the Advisor has agreed to waive a portion of its fee during the first five years of the Company's existence; (3) the nature, extent and quality of the services rendered by the Advisor, including the experience of the Advisor and its affiliates in managing publicly owned REITs and real estate funds; (4) anticipated benefits derived by the Advisor from its relationship with the Company; (5) the costs of providing services to the Company; (6) the anticipated profitability of the Company to the Advisor; (7) the benefits, in particular the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended, which may be derived by the Advisor as a result of allocation of our brokerage transactions and the fact that the Advisor does not expect to seek or participate in these so-called "soft-dollar" arrangements; and (8) any potential economies of scale. They also are expected to consider that the Advisor has agreed to pay all of our organizational costs and our offering expenses, other than the sales load, that exceed an amount equal to $___ per common share issued to non-affiliates. The Advisor, as sole shareholder, will also vote on approval of the Advisory Agreement prior to the commencement of the Company's operations.

PORTFOLIO MANAGERS

OTHER ACCOUNTS MANAGED. Our portfolio managers, James J. McKelvey, Thomas M. O'Brien and Barry M. Portnoy, together manage four other registered investment companies. As of __________, 2005, the aggregate managed assets of these funds was $__________ million. Each fund pays an advisory fee to our Advisor solely on the basis of assets under management. None of our portfolio managers currently manages other pooled investment vehicles or other accounts.

CONFLICTS OF INTEREST. Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities with respect to more than one fund. For example, a portfolio manager may identify a limited investment opportunity that may be appropriate for the Company as well as for the other funds he manages. A conflict of interest also might arise where a portfolio manager has a larger personal investment in one fund than in another. A portfolio manager may purchase a particular security for one or more funds while selling the security for one or more other funds; this could have a detrimental effect on the price or volume of the securities purchased or sold by a fund. A portfolio manager might devote unequal time and attention to the funds he manages. Our Advisor believes that the risk of a material conflict of interest developing is limited because (i) the funds are generally managed in a similar fashion, (ii) the Advisor has adopted policies requiring the equitable allocation of trade orders for a particular security among participating funds, and (iii) the advisory fee and portfolio managers' compensation are not affected by the amount of time required to manage each fund. As a result, our Advisor does not believe that any of these potential sources of conflicts of interest will affect the portfolio managers' professional judgment in managing the funds.

COMPENSATION. Mr. Barry Portnoy is the owner of our Advisor and, through __________, 2005, has not received a salary or other compensation from our Advisor except to the extent of his distributions from the Advisor and his interest in the Advisor's profits, if any.

     Our other portfolio managers, Messrs. O'Brien and McKelvey, are paid based upon the discretion of the board of directors of our Advisor. Our Advisor's board of directors consists of Messrs. Barry Portnoy, Martin and O'Brien. Compensation of Messrs. O'Brien and McKelvey includes base salary, annual cash bonus and they have the opportunity to participate in other employee benefit plans available to all of the employees of the Advisor. The level of compensation is not based upon a formula with reference to fund performance or the value of fund assets; however these factors, among others, may be considered by individual directors of our Advisor. Other factors which may be considered in setting the compensation of the portfolio manager are their historical levels of compensation and levels of compensation paid for similar services or to persons with similar responsibilities in the market generally and in the geographic area where the Advisor is located. Mr. O'Brien devotes a substantial majority of his business time to providing services as a portfolio manager or officer of our Advisor and funds managed by our Advisor; however, he also dedicates some of his business time to providing services to affiliates of our Advisor. Therefore, in addition to compensation paid by our Advisor, Mr. O'Brien receives compensation for separate services to these affiliates. Mr. Portnoy also receives compensation for his services to those affiliates.

OWNERSHIP OF SECURITIES. The following table sets forth, for each portfolio manager, the aggregate dollar range of our equity securities beneficially owned as of July __, 2005.

                                              DOLLAR RANGE OF EQUITY
                                              SECURITIES IN THE
                                              COMPANY
        NAME OF PORTFOLIO MANAGER             AS OF JULY   , 2005.
        ------------------------------------------------------------
        James J. McKelvey                     None
        Thomas M. O'Brien                     None
        Barry M. Portnoy                      $1 - $10,000(1)

        (1) One common share of the Company is held indirectly by virtue of Mr. Portnoy's 100% ownership of our Advisor.

TRUSTEE OWNERSHIP

The following table sets forth, for each trustee, the aggregate dollar range of our equity securities beneficially owned as of July __, 2005. The information as to beneficial ownership is based on statements furnished to us by each trustee.

                                                            AGGREGATE DOLLAR
                                                            RANGE OF EQUITY
                                                            SECURITIES IN ALL
                             DOLLAR RANGE OF EQUITY         REGISTERED INVESTMENT
                             SECURITIES IN THE              COMPANIES OVERSEEN
                             COMPANY                        BY TRUSTEE IN FAMILY OF
                             AS OF JULY   ,                 INVESTMENT COMPANIES
     NAME OF TRUSTEE         2005(1)                        AS OF DECEMBER 31, 2004
     ------------------------------------------------------------------------------
     Barry M. Portnoy        $1-$10,000(2)                  Over $100,000
     Gerard M. Martin        None                           Over $100,000

     (1) As of December 31, 2004, the Company was not operational, and accordingly no common shares were outstanding.
     (2) One common share is held indirectly by virtue of Mr. Portnoy's 100% ownership of our Advisor.

PRINCIPAL SHAREHOLDERS

Since our inception, and until completion of this offering, our Advisor owns 100% of our shares. To our knowledge, unless any of the officers or trustees purchase common shares in the offering, after completion of this offering, our Advisor, officers and trustees will own, as a group, less than 1% of our common shares outstanding immediately following this offering.

After completion of this offering, no person, to our knowledge, will own beneficially more than 5% of our common shares.

PROXY VOTING POLICES AND PROCEDURES

The Company has adopted policies and procedures for voting proxies solicited by issuers whose securities are held by the Company. The Company's policies and procedures will be implemented by the Advisor. The vote with respect to most routine issues presented in proxy statements is expected to be cast in accordance with the position of the issuer's management, unless it is determined by the Advisor or the board of trustees of the Company that supporting management's position would adversely affect the investment merits of owning the issuer's security. However, each issue will be considered on its own merits, and a position of management found not to be in the best interests of the Company's shareholders will not be supported.

Proxies solicited by issuers whose securities are held by the Company will be voted solely in the interests of the shareholders of the Company. Any conflict of interest will be resolved in the way that will most benefit the Company and its shareholders. The Advisor shall not vote proxies for the Company until it has determined that a conflict of interest does not exist, is not material or a method of resolving such conflict of interest has been agreed upon by the board of trustees. If the conflict of interest is determined to be material, the conflict shall be disclosed to the board of trustees and the Advisor will follow the instructions of the board of trustees.

                            COMPENSATION OF TRUSTEES

We expect to pay each trustee who is not an interested person an annual fee and a fee for attending trustees' meetings in person or by telephone, together with out of pocket expenses relating to attendance at such meetings. In addition, the trustee members of our Committees who are not interested persons will receive a fee for each Committee meeting attended, other than meetings held on days on which there is also a board of trustees' meeting or another Committee meeting for which they are paid by us. Trustee compensation may be adjusted from time to time. Our trustees receive no pension or retirement benefits from us.

Because we were not in operation in 2004, during the year ended December 31, 2004, the trustees of the Company did not receive any compensation for serving as our trustees. Set forth in the table below is the compensation estimated to be paid to the trustees by the Company for the period beginning __________, 2005, and ending on December 31, 2005, and the amounts received by or owed to such persons during the year ended December 31, 2004, for serving as trustees of investment companies that are also managed by our Advisor.

                                         Estimated Compensation        Total Compensation
                                            from Company for          from Company and Fund
            Name of Trustee                Current Fiscal Year          Complex for 2004
            ---------------                -------------------          ----------------
           Barry M. Portnoy                         $ 0                       $ 0

           Gerard M. Martin                         $ 0                       $ 0

                             ADMINISTRATIVE SERVICES

In addition to the Advisory Agreement described in our prospectus, we have entered into an Administration Agreement with our Advisor. Pursuant to this Administration Agreement, our Advisor performs administrative and accounting functions for us, including: (i) providing office space, telephones, office equipment and supplies for us; (ii) authorizing expenditures and approving bills for payment on our behalf; (iii) supervising preparation of the periodic updating of our registration statement, including our prospectus and SAI, for the purpose of filings with the SEC and state securities regulators and monitoring and maintaining the effectiveness of such filings, as appropriate;
(iv) preparation of periodic reports to our shareholders and filing of these reports with the SEC, and other forms filed with the SEC, notices of dividends, capital gains distributions and tax credits and attending to routine correspondence and other communications with shareholders; (v) supervising the daily pricing of our investment portfolio and the publication of the net asset value of our shares, earnings reports and other financial data; (vi) monitoring relationships with organizations providing services to us, including our attorneys, accountants, custodian, transfer agent and printers; (vii) supervising compliance by us with record keeping requirements under the 1940 Act and regulations thereunder; (viii) maintaining books and records for us (or causing their maintenance by the custodian and transfer agent); (ix) preparing and filing of tax reports; and (x) monitoring our compliance with the Code. Our Advisor also provides us with such personnel as we may from time to time request for the performance of clerical, accounting and other office services described above, as well as coordinating matters with our sub-administrator, transfer agent, custodian and dividend reinvestment plan agent. The personnel rendering these services, who may act as our officers, may be employees of the Advisor or its affiliates.

Pursuant to the Administration Agreement and with the approval of our board of trustees, our Advisor has chosen State Street Bank and Trust Company as sub-administrator. Under the sub-administration agreement, State Street Bank is responsible for performing most of the foregoing administrative functions, including: (i) determining our net asset value and preparing these figures for publication; (ii) maintaining certain of our books and records that are not maintained by the Advisor, custodian or transfer agent; (iii) preparing financial information for our income tax returns, proxy statements, shareholders reports and SEC filings; and (iv) responding to some shareholder inquiries.

For reviewing the work performed by State Street Bank and for performing administrative services not provided by State Street Bank, we do not pay our Advisor any fee in addition to its advisory fees. Instead, under our Administration Agreement, we reimburse our Advisor for its costs of these services, including the monthly fees paid to State Street which are described in the prospectus under its sub-administration agreement and a reasonable allocation of the costs of goods and services provided by our Advisor and its affiliates to us and to third parties.

CODE OF ETHICS

We and our Advisor have adopted codes of ethics in compliance with Rule 17j-1 under the 1940 Act. These codes, among other things, restrict management personnel investments in certain securities, including investments in initial public offerings and in private placements. Generally, these restrictions prohibit management personnel and our trustees from purchasing or selling any security if they knew or reasonably should have known at the time of the transaction that, within the most recent 15 days, we had been considering for purchase or sale, or are purchasing or selling such security. Restricted investments generally require pre-approval by an officer, committee or our board of trustees as deemed appropriate by the board of trustees. Text only versions of the codes of ethics can be viewed online or downloaded from the EDGAR database on the SEC's internet web site at http://www.sec.gov. You may also review and copy those documents by visiting the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of the codes of ethics may be obtained by forwarding a written request, together with the appropriate duplicating fee, to the SEC's Public Reference Section, 100 F St., N.E., Washington, DC 20549, or by e-mail request at publicinfo@sec.gov.

PRIVACY POLICY

We are committed to maintaining your privacy and to safeguarding your nonpublic personal information.

We do not receive any nonpublic personal information relating to you if you purchase shares through an intermediary that acts as the record owner of our shares. If you are the record owner of our shares, we may receive nonpublic personal information on your account documents or other forms and also have access to specific information regarding your fund share transactions, either directly or through Wells Fargo Bank, N.A., our transfer agent and Plan Agent.

We do not disclose any nonpublic personal information about you or any former shareholders to anyone, except as permitted or required by law or as is necessary to service your account. We restrict access to nonpublic personal information about you to our Advisor, our Advisor's employees and other service providers with a legitimate business need for the information.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the supervision of our board of trustees, decisions to buy and sell securities for us and negotiation of the brokerage commissions which we pay are made by our Advisor. Transactions on U.S. stock exchanges involve our payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over the counter market but the price we pay usually includes an undisclosed dealer commission or mark up. In certain instances, we may make purchases of underwritten issues at prices which include underwriting fees.

Subject to the supervision of our board of trustees, our Advisor is authorized, for the purchase and sale of our portfolio securities, to employ such securities dealers and brokers and to negotiate brokerage commissions on our behalf as may, in the judgment of the Advisor, implement our policy of obtaining the best net results taking into account such factors as: the net price available; the reliability, integrity and financial condition of the broker; the size of and difficulty in executing the order; and the value of the expected contribution of the broker to our investment performance on a continuing basis. Accordingly, the cost of the brokerage commissions to us in any transaction may be greater than available from other brokers if the difference is reasonably justified by other aspects of the portfolio services offered. For example, our Advisor may cause us to pay a broker that provides research services to our Advisor an amount of commission for a transaction in excess of the amount of commission another broker would have charged for that transaction, if our Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the research service provided by such broker viewed in terms of either that particular transaction or our Advisor's ongoing responsibilities to us. Moreover, research and investment information may be provided by brokers at no cost to our Advisor and this information will be available to benefit us and any other accounts advised by our Advisor and its affiliates. In that case, not all of the information will be used for our benefit. While broker provided services and information may be useful in varying degrees and may tend to reduce our Advisor's expenses, it is not possible to estimate its value and in the opinion of our Advisor it does not reduce our Advisor's expenses in a determinable amount. The extent to which our Advisor makes use of statistical, research and other services furnished by brokers is considered by our Advisor in the allocation of brokerage business, but there is no formula by which such business is allocated. Our Advisor may also take into account payments made by brokers effecting transactions for us to other persons on our behalf for services (such as custodial or professional fees).

Investment decisions for the Company and any other entities which are or may become investment advisory clients of our Advisor are made independently of one another with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Company). Some securities considered for investment by the Company may also be appropriate for other clients served by our Advisor. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. If a purchase or sale of securities consistent with the investment policies of the Company and one or more of these clients served by our Advisor is considered at or about the same time, transactions in such securities will be allocated among the Company and clients in a manner deemed fair and reasonable by our Advisor. Our Advisor may aggregate orders for the Company with simultaneous transactions entered into on behalf of its other clients. When this occurs, the transactions are averaged as to price and allocated, in terms of amount, in accordance with a formula considered to be equitable to the clients involved. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. Although in some cases these arrangements may have a detrimental effect on the price or volume of the securities as to the Company, in other cases it is believed that the Company's ability to participate in volume transactions may produce better executions for it. In any case, it is the judgment of our trustees that the desirability of the Company's having its advisory arrangements with our Advisor outweighs any disadvantages that may result from contemporaneous transactions.

                        DETERMINATION OF NET ASSET VALUE

We value portfolio securities for which market quotations are readily available at market value as indicated by the last sale price on the security's principal market on the date of valuation. If there has been no sale on that day, the securities are valued at the last available bid price on that day. Securities traded primarily on the NASDAQ Stock Market, or NASDAQ, are normally valued by the Company at the NASDAQ Official Closing Price, or NOCP, provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:06 p.m., eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes.

Some fixed income securities may be valued using prices provided by a pricing service, when our board of trustees believes the price reflects fair market value.

Foreign securities not traded in U.S. dollars are converted into U.S. dollars using exchange rates as of the close of the NYSE. The value of foreign securities generally is based upon their closing prices reported by their primary market. Foreign securities primarily traded outside the U.S. may be traded on days which are not business days of the Company. Because our net asset value is determined only on our business days, significant changes in foreign securities' value may impact our net asset value on days when our shares cannot be purchased or sold.

We value our investments in securities with maturities within 60 days of our purchase at their amortized cost, as determined by our board of trustees to be their fair value. Amortized cost generally means our cost of the investment plus the amortization to maturity of any discount or premium.

Any of our securities which are not readily marketable, which are not traded or which have other characteristics of illiquidity will be valued at fair value as determined in good faith by or under the supervision of our board of trustees. Also, we may consider available securities pricing to be unreliable if significant market or other events arise. When closing market prices or market quotations are not available or are considered to be unreliable, our Valuation Committee values securities under policies approved by our trustees that they believe will accurately reflect fair value. Numerous factors may be considered when determining fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding.

                                   TAX MATTERS

Set forth below is a discussion of material U.S. federal income tax issues concerning us and the acquisition, ownership and disposition of our shares. This discussion does not purport to be complete or to deal with all aspects of U.S. federal income taxation that may be relevant to shareholders in light of their particular circumstances. This discussion is based upon present provisions of the Code, related regulations, and existing judicial and administrative interpretations, all of which are subject to change or differing interpretations, possibly with retroactive effect. No assurance can be given that future legislative actions or administrative or judicial interpretations or decisions will not affect the accuracy of the descriptions and conclusions contained herein. We have not received a ruling from the Internal Revenue Service ("IRS") with respect to any matter described in this discussion, and we cannot assure you that the IRS or a court will agree with the statements made below or that a challenge to the tax positions taken by us will not succeed.

YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISORS REGARDING THE FEDERAL, STATE, LOCAL, FOREIGN, ESTATE, GIFT AND OTHER TAX CONSEQUENCES OF ACQUIRING, OWNING AND DISPOSING OF OUR SHARES, WITH SPECIFIC REFERENCE TO YOUR OWN TAX SITUATION.

Your federal income tax consequences may depend on whether or not you are a "U.S. shareholder." A "U.S. shareholder" for federal income tax purposes is a beneficial owner of our shares that is:

- a citizen or resident of the United States, including an alien individual who is a lawful permanent resident of the United States or meets the substantial presence residency test under the federal income tax laws;

- a corporation, partnership or other entity treated as a corporation or partnership for federal income tax purposes, that is created or organized in or under the laws of the United States, any state thereof or the District of Columbia, unless otherwise provided by Treasury regulations;

- an estate the income of which is subject to federal income taxation regardless of its source; or

- a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust, and whose status as a U.S. shareholder is not overridden by an applicable tax treaty. Conversely, a "non-U.S. shareholder" is a beneficial owner of our shares who is not a U.S. shareholder. This discussion assumes that shareholders hold their shares as capital assets.

As discussed in the accompanying prospectus, we will elect to be taxed as a real estate investment trust ("REIT"). To be a REIT, we must meet a number of tests, described below. The discussion below also addresses the taxation of our shareholders.

TAXATION OF THE COMPANY

GENERAL PROVISIONS. We intend to qualify each taxable year for treatment as a REIT. Our actual qualification and taxation as a REIT will depend upon our ability to meet the various and complex qualification tests imposed under the Code and summarized below. While we believe that we have been organized and will operate in a manner to satisfy the various REIT qualification tests, our counsel has not reviewed and will not review compliance with these tests on a continuing basis. Accordingly, no assurance can be given that the actual results of our operations will satisfy these tests.

If we qualify as a REIT, we generally will not be subject to federal income tax on our net income and gains that we timely distribute to our shareholders. We expect to make distributions to shareholders on a regular basis as necessary to avoid material federal income tax and to comply with the REIT requirements below. However, even if we qualify as a REIT, we may be subject to federal tax in some circumstances, including the following:

- We will be taxed at regular corporate rates on any undistributed "REIT taxable income", including our undistributed net capital gains.

- If our alternative minimum taxable income exceeds our taxable income, we may be subject to the corporate alternative minimum tax on our items of tax preference.

- We will be subject to tax at a 100% rate on net income from "prohibited transactions" (generally, sales or other dispositions of property, other than foreclosure property, held primarily for sale to consumers in the ordinary course of business).

- If we fail to satisfy the 75% gross income test or the 95% gross income test discussed below, but nonetheless maintain our qualification as a REIT pursuant to applicable relief provisions, we will be subject to tax at a 100% rate on the taxable income attributable to the amount of gross income by which the gross income test or tests were violated.

- If we fail to distribute for any calendar year at least the sum of 85% of our REIT ordinary income for that year, 95% of our REIT capital gain net income for that year, and any undistributed taxable income from prior periods, we will be subject to a 4% excise tax on the excess of the required distribution over the amounts actually distributed.

FOREIGN TAXES. If we invest in assets in foreign countries, our profits from those investments may be subject to tax by those countries. The nature and amount of this taxation will depend on the laws of the foreign countries. If we operate as we currently intend, then we will distribute our taxable income to our shareholders and we will generally not pay federal income tax, and so we generally cannot recover the cost of foreign taxes imposed on our foreign investments by claiming foreign tax credits against our federal income tax liability. As a REIT, unlike a regulated investment company ("RIC"), we cannot pass through to our shareholders any foreign tax credits.

FAILURE TO QUALIFY AS A REIT. If we fail to qualify for treatment as a REIT for any taxable year, then unless we can qualify as a RIC for that taxable year, we would be taxed at regular corporate rates (including any applicable alternative minimum tax) on our taxable income for that year without being able to deduct distributions we make to our shareholders, and our shareholders would treat all distributions from us, including distributions of our net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) as dividends to the extent of our allocable current or accumulated earnings and profits. In that event, subject to limitations in the Code, corporate shareholders may be eligible for the dividends received deduction and noncorporate shareholders (individuals, trusts and estates) may be eligible to treat the dividends as "qualified dividend income" ("QDI"), which is taxed at the rate for net capital gains through the end of 2008 under current Code provisions (as discussed below). Unless we are entitled to relief under specific Code provisions, we will generally be disqualified from federal income taxation as a REIT for the four taxable years following any disqualification. In addition, we could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for treatment as a REIT. Being taxed as a regular C corporation for even one year could result in our reduction or elimination of distributions to our shareholders, or in our incurring substantial indebtedness or liquidating substantial investments in order to pay taxes.

REIT QUALIFICATION REQUIREMENTS

GENERAL REQUIREMENTS. To qualify for treatment as a REIT under Section 856(a) of the Code, we must be a trust, a corporation, or an association taxed as a corporation:

1.   which is managed by one or more trustees or directors;

2. the beneficial ownership of which is evidenced by transferable shares or by transferable certificates of beneficial interest;

3. which would be taxable, but for Sections 856 through 860 of the Code, as a domestic corporation;

4. which is not a financial institution or an insurance company that is subject to special provisions of the Code;

5.   the beneficial ownership of which is held by 100 or more persons;

6. which is not "closely held" as defined under the personal holding company share ownership test, as described below (the "5/50 test"); and

7. which meets additional tests regarding income, assets and distributions, all as described below.

In addition, we must adopt a calendar year as our taxable year for federal income tax purposes and must comply with specific recordkeeping requirements.
Section 856(b) of the Code provides that conditions (1) to (4) above must be met during the entire taxable year and that condition (5) must be met during at least 335 days of a taxable year of 12 months, or during a pro rata part of a taxable year of less than 12 months. Section 856(h)(2) of the Code provides that neither condition (5) nor (6) needs to be met for our first taxable year as a REIT. We believe that we will satisfy conditions (1) to (7), inclusive, for our first taxable year, and that we will continue to satisfy each of those conditions in each subsequent taxable year. However, there can be no assurance in this regard.

5/50 TEST. Under condition (6) above, we will fail to qualify as a REIT for a taxable year if, at any time during the last half of that year, more than 50% in value of our outstanding shares is owned directly or indirectly by five or fewer individuals. The term "individuals" for purposes of this test includes (i) qualified trusts (as defined below), subject to a "look-through" exception which treats shares owned by qualified trusts as owned by their beneficiaries, (ii) private foundations and (iii) other entities specified in the Code. A qualified trust is described in Section 401(a) of the Code and exempt from taxation under
Section 501(a) of the Code. If in order to pass the 5/50 test, we must rely on the look-through exception for qualified trusts, then we may be treated as a "pension-held REIT," as discussed below.

To help comply with the 5/50 test, our declaration of trust contains limitations on ownership of our shares and on transfers of our shares that violate the limitations on ownership. These limitations could require a

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shareholder to sell our shares held in violation of these limitations and to forfeit the profits from the ownership of those shares, which may affect the ability of a shareholder to sell or transfer its shares.

In addition, if we comply with applicable Treasury regulations to ascertain the ownership of our shares and do not know, or by exercising reasonable diligence would not have known, that we may have failed the 5/50 test, then we will be treated as satisfying the 5/50 test. However, if we fail to comply with the regulations for ascertaining ownership, we may become subject to monetary penalties even if we satisfy the 5/50 test. Therefore, we intend to comply with the regulations and to request annually from the record holders of significant percentages of our shares information regarding the ownership of our shares. Under our declaration of trust, our shareholders are required to respond to these requests for information.

INCOME TESTS. For purposes of the income tests described below, we will generally be treated as earning the income of our wholly-owned subsidiaries, if any, and similarly as earning a proportional share of the income of any partnership in which we are a partner. We do not at this time have any wholly owned subsidiaries or interests in partnerships.

We must annually satisfy two gross income requirements to maintain our qualification as a REIT under the Code:

- The "75% income test" requires that at least 75% of our gross income, excluding gross income from prohibited transactions, for each taxable year must be derived, directly or indirectly, from (1) investments relating to interests in real property, including dividends and capital gains from shares in other REITs, and (2) temporary investments of new capital. A temporary investment of new capital results when we (1) receive new capital in exchange for either issuing our shares or making a public offering of five-year or longer debt instruments and (2) invest it in stock or permitted debt instruments, as long as the income is received or accrued within one year of our receipt of the new capital.

- The "95% income test" requires that at least 95% of our gross income, excluding gross income from prohibited transactions, for each taxable year must be derived from items that satisfy the 75% income test described above, and from dividends, interest, gains from the sale or disposition of stock or securities that are not held primarily for sale, and applicable other categories.

If we fail to satisfy one or both of the 75% or 95% income tests for any taxable year, we may nevertheless qualify as a REIT for that year if we are entitled to relief under the Code. This relief provision generally will be available if:

- our failure to satisfy the test was due to reasonable cause and not due to willful neglect; and

- following our identification of the failure to satisfy the 75% or 95% income test (or both), we file a description of each item of our income included in the 75% or 95% income test (or both) for that taxable year in a schedule for that taxable year (filed in accordance with regulations still to be prescribed).

It is not possible, however, to state whether in all circumstances we would be entitled to the benefit of this relief provision. Even if this relief provision did apply, a tax is imposed that is roughly equal to 100% of the taxable income attributable to the amount of gross income by which the gross income test or tests were violated.

ASSET TESTS. For purposes of the asset tests described below, we will generally be treated as owning the assets of our wholly-owned subsidiaries, if any, and similarly as owning a proportional share of the assets of

                                       21
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any partnership in which we are a partner. As a result, securities issues by any wholly-owned subsidiaries and the value of the ownership interest in any partnership in which we are a partner are ignored. We do not at this time have any wholly owned subsidiaries or interests in partnerships.

At the end of each quarter of each taxable year, we must satisfy the following asset tests to maintain our qualification as a REIT under the Code:

- The "75% asset test" requires that at least 75% of our total assets must be real estate assets (including preferred or common shares in other REITs), cash and cash items, government securities, and temporary investments of new capital (as defined above).

- Of our investments that do not count favorably toward the 75% asset test and that are not securities of a taxable REIT subsidiary, we may not own more than 5% of the value of our total assets in any one issuer's securities, and we may not own more than 10% of the vote or the value of any one issuer's outstanding securities (subject to an exception to the 10% of value limitation in the case of noncontingent, nonconvertible "straight debt" as defined in the Code).

- Securities of our taxable REIT subsidiaries cannot represent more than 20% of our total assets.

Our failure to satisfy these asset tests as a result of our acquisition of securities or other property during a quarter may be cured by our disposition of sufficient nonqualifying assets within 30 days after the close of that quarter. We intend to maintain records of the value of our assets to document our compliance with the above asset tests, and to take actions as may be required to cure any failure to satisfy the tests within 30 days after the close of any quarter.

In addition, if we fail the 5% value test or the 10% vote or value tests at the close of any quarter and do not cure the failure within 30 days after the close of that quarter, that failure will nevertheless be excused if (1) the failure is DE MINIMIS and (2) within six months after the last day of the quarter in which we identify the failure, we either dispose of sufficient nonqualifying assets or otherwise satisfy the 5% value test and the 10% vote and value tests. For purposes of this relief provision, the failure will be DE MINIMIS if the total value of the assets causing the failure does not exceed the lesser of (1) 1% of the total value of our assets at the end of the relevant quarter and (2) $10 million.

If our failure of one or more asset tests does not qualify for relief under the DE MINIMIS provision and we do not cure the failure within 30 days after the close of the quarter, we may still continue to qualify as a REIT if (1) the failure was due to reasonable cause and not due to willful neglect; (2) following our identification of the failure to satisfy one or more of the tests, we file in a schedule a description of each asset causing the failure for that quarter, (3) we pay an excise tax equal to the greater of (a) $50,000 or (b) the amount determined by multiplying the net income generated by the assets identified on the schedule during the period of noncompliance by the highest rate of corporate tax for that period, and (4) we either (a) dispose of sufficient nonqualifying assets within six months of the last day of the quarter in which we discovered our failure to satisfy the asset tests or (b) otherwise satisfy each of the applicable asset tests.

CONSEQUENCES OF INVESTMENT IN OTHER REITS ON THE INCOME AND ASSET TESTS. If a REIT in which we invest loses its qualification as a REIT, then our interest in its shares will no longer be treated as a real estate asset for purposes of the asset tests, and the income that we receive from the investment will no longer be treated as income that satisfies the 75% income test. As a result, a failure of a REIT in which we have invested to continue to qualify as a REIT could cause us to fail to qualify as a REIT. There can be no assurance that this will not occur with a REIT in which we invest.

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ANNUAL DISTRIBUTION REQUIREMENTS. In order to maintain our qualification for taxation as a REIT under the Code, we must distribute dividends (other than capital gain dividends) to our shareholders in an amount at least equal to the excess of:

     (1) 90% of our "REIT taxable income" (as defined in Section 857 of the Code), excluding any net capital gain and subject to certain adjustments, if applicable, over

     (2) our excess noncash income (as defined in Section 857 of the Code).

We must pay this distribution in the taxable year to which it relates, or in the following taxable year if it is declared before we timely file our tax return for the earlier taxable year and if it is paid on or before the first regular distribution payment after that declaration. If a dividend is declared in October, November, or December to shareholders of record on a specified date in any such month, and if the dividend is paid during the following January, then for federal income tax purposes the dividend will be treated as having been both paid by us and received by our shareholders on December 31 of the prior taxable year. A distribution which is not pro rata within a class of our shares entitled to a distribution, or which is not consistent with the rights to distributions among our classes of shares, is a preferential distribution that is not taken into consideration for purposes of the distribution requirements, and accordingly the payment of a preferential distribution could affect our ability to meet the distribution requirements. Taking into account our planned distribution policies, including the dividend reinvestment plan we have adopted, we expect that we will not make any preferential distributions. The distribution requirements may be waived by the IRS if a REIT establishes that it failed to meet them by reason of distributions previously made to meet the requirements of the 4% excise tax discussed below.

To the extent that we do not distribute all of our net capital gain and all of our real estate investment trust taxable income, as adjusted, we will be subject to tax at corporate tax rates on any undistributed amounts. In addition, we will be subject to a 4% excise tax on the shortfall in required distributions to the extent we fail within a calendar year to make required distributions to our shareholders at least equal to (1) 85% of our ordinary income, (2) 95% of our capital gain net income, and (3) the excess, if any, of the "grossed up required distribution" for the preceding calendar year over the amount treated as distributed for that preceding calendar year. For this purpose, the term "grossed up required distribution" is the sum of our taxable income for the calendar year without regard to the deduction for dividends paid and all amounts from earlier years that are not treated as having been distributed under the provision.

If we fail to distribute sufficient dividends for any year, we may be able to rectify this failure by paying "deficiency dividends" to shareholders in a later year. These deficiency dividends may be included in our deduction for dividends paid for the earlier year, but an interest charge would be imposed upon us for the delay in distribution. Although we may be able to avoid being taxed on amounts distributed as deficiency dividends, we will remain liable for the 4% excise tax discussed above.

REPURCHASE OFFERS

Generally, if your interest in our shares is minimal and you exercise no control over our affairs, you will be able to treat the repurchase of your shares pursuant to a repurchase offer as a sale or exchange for federal income tax purposes. More specifically, you will receive sale or exchange treatment if, under Section 302(b) of the Code, the repurchase (1) results in a "complete termination" of your interests; (2) is "substantially disproportionate" with respect to you; or (3) is "not essentially equivalent to a dividend" to you. These three tests are collectively referred to as the "Sale or Exchange Tests." If the repurchase of your shares does not satisfy any of the Sale or Exchange Tests, our payment of amounts from the repurchase offer directly to you may be treated as a distribution taxable as a dividend. Because the Sale or Exchange Tests are applied on a person-by-person basis, it is possible that some persons participating

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in our repurchase offer would receive sale or exchange treatment and others would receive dividend distribution treatment. We believe that transactions made pursuant to our repurchase offers generally will satisfy at least one of the Sale or Exchange Tests.

To satisfy a Sale or Exchange Test, you must take into account shares that you actually own and shares that you constructively own under Section 318 of the Code. You may constructively own shares (i) that are actually owned and, in some cases, constructively owned by related individuals or entities specified in the Code and (ii) that you or related individuals and entities have the right to acquire by exercise of an option, warrant or conversion right. Contemporaneous or related transactions in our shares or share rights by you or other shareholders also may affect the Sale or Exchange Tests as applied to you.

The repurchase of your shares will result in a "complete termination" of your interests under Section 302(b)(3) of the Code if either (1) all of our shares actually and constructively owned by you are sold pursuant to the repurchase offer or (2) all shares actually owned by you are sold pursuant to the repurchase offer and you are eligible to waive and do in fact effectively waive the attribution of shares that would be constructively owned by you under the procedures described in Section 302(c) of the Code.

The repurchase of your shares will be "substantially disproportionate" under
Section 302(b)(2) of the Code if, immediately after the repurchase of your shares (taking into account all shares purchased by us pursuant to the repurchase offer), (1) the percentage of our voting shares that you own is less than 80% of the percentage of our voting shares owned by you immediately before the repurchase of your shares and (2) you own less than 50% of the total combined voting power of all classes of our shares entitled to vote.

The repurchase of your shares will be "not essentially equivalent to a dividend" under Section 302(b)(1) of the Code if the repurchase of your shares results in a "meaningful reduction" of your interests in our shares (taking into account all shares purchased by us pursuant to the repurchase offer). You may satisfy this third test irrespective of your failure to satisfy the "complete termination" or "substantially disproportionate" test. If your interest in our shares is minimal and you exercise no control over our affairs, then a reduction in your proportionate interest in our shares pursuant to the repurchase offer should be treated as a "meaningful reduction" of your interests in our shares.

If you satisfy one or more of the Sale or Exchange Tests, the repurchase of your shares will result in capital gain or loss, the specific treatment of which depends upon your status as a U.S. shareholder, a tax-exempt shareholder, or a non-U.S. shareholder, all as described below.

If you fail to satisfy any of the Sale or Exchange Tests, the repurchase proceeds likely will be characterized as a distribution under Section 302(d) of the Code and treated as a dividend to the extent of our allocable current or accumulated earnings and profits. The portion, if any, of your proceeds in excess of the amount treated as a dividend will be treated first as a tax-free recovery of your adjusted tax basis in your shares and then as a capital gain from a sale or exchange transaction, the specific treatment of which depends upon your status as a U.S. shareholder, a tax-exempt shareholder, or a non-U.S. shareholder, all as described below. If your proceeds are taxed as a dividend, you generally should be able to transfer any unrecovered tax basis in the repurchased shares to any other of our shares that you own or constructively own.

If you are a nontendering shareholder at the time of a repurchase offer, we believe that there is a remote risk that you may be deemed to have received a constructive distribution as a result of your increased percentage of ownership of the Company. In that circumstance, you would be treated as having received a distribution from us equal to the fair market value of your increased percentage of ownership, which would be taxable as a dividend to the extent of our allocable current or accumulated earnings and profits, even though you did not actually receive anything in the repurchase offer. We consider this possible tax

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consequence of our planned share repurchase offers to be remote; however, we have not applied for nor secured an IRS ruling on these matters.

REMICs

Generally, we do not intend to invest in REITs that, to our knowledge, invest in residual interests of real estate mortgage investment conduits ("REMICs"). Under Treasury regulations that have not yet been issued, but that may apply retroactively, a portion of a REIT's income that is attributable to its residual interest in a REMIC (referred to in the Code as an "excess inclusion") may be allocated to the REIT's shareholders (which may include us) in proportion to the dividends received. These regulations are expected to provide that the excess inclusion income of a REIT will be allocated to its shareholders in proportion to the dividends they receive, with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, REMIC excess inclusion income allocated to shareholders (1) cannot be offset by net operating losses (subject to a limited exception for some thrift institutions) and (2) will constitute UBTI, as defined below, to specific tax-exempt entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans and public charities), thereby potentially requiring those entities that are allocated excess inclusion income and otherwise might not be required to file tax returns to file tax returns and pay tax on this income. Also, if at any time during any taxable year a "disqualified organization" - defined in the Code to include (1) governments and their political subdivisions, agencies and instrumentalities, (2) tax-exempt entities other than farmers' cooperatives that are not subject to the tax on unrelated business taxable income described below, and (3) cooperatives engaged in providing rural electricity or telephone service - is a record holder of a share in a REIT, then the REIT will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. Our declaration of trust contains provisions that prevent a disqualified organization from owning our shares.

TAXATION OF U.S. SHAREHOLDERS

GENERAL PROVISIONS. As long as we qualify as a REIT for federal income tax purposes, distributions that we make to you that we do not designate as capital gain dividends will be treated as ordinary income dividends to the extent of our allocable current or accumulated earnings and profits. These dividends will be taxable as ordinary income and will not be eligible for the dividends received deduction for corporate shareholders. These dividends also generally will not qualify as QDI for noncorporate shareholders. However, our distributions will qualify as QDI for noncorporate shareholders to the extent of (1) QDI that we receive from other corporations and (2) dividends paid from our undistributed and taxed earnings or from built-in gains taxed at the Company level. Because we intend to distribute our earnings currently, and because most income from REIT securities is not QDI, we expect that we will not distribute a significant amount of QDI to you.

If we do distribute QDI, you must satisfy other requirements to have a distribution of QDI taxed at the rates applicable to long-term capital gain. Specifically, a dividend received by you will not be treated as QDI (1) if the dividend is received with respect to any share held by you for fewer than 61 days during the 120-day period beginning on the date which is 60 days before the date on which the share becomes ex-dividend with respect to the dividend, (2) to the extent that you are under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if you elect to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend does not relate to a taxable year beginning on or before December 31, 2008, as specified in the Code.

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Distributions made out of our current or accumulated earnings and profits that we properly designate as capital gain dividends will be taxable to you as long-term capital gains, as discussed below, to the extent the distributions do not exceed our actual net capital gain for the taxable year. However, corporate shareholders may be required to treat up to 20% of any capital gain dividend as ordinary income under Section 291 of the Code, if the capital gain dividend results from the sale or disposition of Section 1250 property (generally, depreciable business or investment realty) or from capital gains dividends from a REIT in which we invest that had such dispositions.

In addition, we may elect to retain net capital gain income and treat it as constructively distributed to our shareholders. In that case:

     (1) we will be taxed at regular corporate capital gains tax rates on retained amounts,

     (2) each U.S. shareholder must include in its taxable income its designated proportionate share of our retained net capital gains as though that amount were distributed and designated a capital gain dividend,

     (3) each U.S. shareholder will receive a tax credit for its designated proportionate share of the tax that we pay,

     (4) each U.S. shareholder will increase its adjusted basis in our shares by the excess of the amount of its proportionate share of these retained net capital gains over its proportionate share of this tax that we pay, and

     (5) both we and our corporate shareholders will make commensurate adjustments in our respective earnings and profits for federal income tax purposes.

If we elect to retain our net capital gains in this fashion, we will notify our U.S. shareholders of the relevant tax information within 60 days after the close of the affected taxable year.

For noncorporate U.S. shareholders such as individuals, trusts and estates, your long-term capital gains are generally taxed at a maximum rate of 15%. In addition, we may have some long-term capital gains that are taxed to noncorporate U.S. shareholders at a maximum rate of 25%, depending upon the type of property disposed of and the previously claimed depreciation with respect to this property, and depending on the type of capital gain dividends we receive from the REITs in which we invest.

If for any taxable year we designate as capital gain dividends any portion of the dividends paid or made available for the year to you, including our retained capital gains treated as capital gain dividends, then the portion of the capital gain dividends we designate will be allocated to the holders of a particular class of shares on a percentage basis equal to the ratio of the amount of the total dividends paid or made available for the year to the holders of that class of shares to the total dividends paid or made available for the year to holders of all classes of our shares. We will similarly designate the portion of any QDI and any capital gain dividend that is to be taxed to noncorporate U.S. shareholders at the maximum rates of 15% or 25% so that the designations will be proportionate among all classes of our shares.

Distributions in excess of our current or accumulated earnings and profits generally will be treated for federal income tax purposes as a return of capital and reduce your basis in our shares. Our current or accumulated earnings and profits will generally be allocated first to distributions made on our preferred shares, if any, and thereafter to distributions made on our common shares. We will be treated as having sufficient earnings and profits to treat as a dividend any distribution up to the amount required to be distributed in order to avoid imposition of the 4% excise tax discussed earlier. Moreover, any deficiency

                                       26
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dividend will be treated as an ordinary or a capital gain dividend, as the case may be, regardless of our earnings and profits. As a result, you may be required to treat some distributions from us as taxable dividends that would otherwise result in a tax-free return of capital.

If you are a U.S. shareholder, you may not include on your federal income tax return any of our net operating losses or any of our capital losses. In addition, any excess inclusion income from REMIC residual interests allocated to you cannot be offset by your net operating losses. As discussed above, we do not expect to have any excess inclusion from REMIC residual interests.

Your sale or exchange of our shares will result in recognition of gain or loss in an amount equal to the difference between your amount realized and your adjusted basis in the shares sold or exchanged. This gain or loss will be capital gain or loss, and will be long term capital gain or loss if your holding period in the shares exceeds one year. In addition, any loss upon a sale or exchange of our shares held for six months or less will generally be treated as a long-term capital loss to the extent of our long-term capital gain dividends during your holding period. Also, all or a portion of any loss that you realize upon a taxable sale or exchange of our shares may be disallowed if you purchase other shares of ours within 30 days before or after the disposition.

Noncorporate U.S. shareholders who borrow funds to finance their acquisition of our shares could be limited in the amount of deductions allowed for the interest paid on the indebtedness incurred. Under Section 163(d) of the Code, interest paid or accrued on indebtedness incurred or continued to purchase or carry property held for investment is generally deductible only to the extent of the investor's net investment income. A U.S. shareholder's net investment income will generally include ordinary income dividend distributions received from us and, if an appropriate election is made by the shareholder, capital gain dividend and QDI distributions received from us; however, distributions treated as a nontaxable return of the shareholder's basis will not enter into the computation of net investment income.

DIVIDEND REINVESTMENT PLAN. If the distributions we make on your Company shares are automatically reinvested pursuant to our dividend reinvestment plan in newly-issued Company shares, then for federal income tax purposes you will be treated as having received a distribution in an amount equal to the fair market value of your newly-acquired shares, and this amount will be your tax basis in the newly-acquired shares. Your holding period in your newly-acquired shares will commence when you acquire them.

TAXATION OF TAX-EXEMPT SHAREHOLDERS

In general, a tax-exempt investor such as an employee pension trust is exempt from federal income tax on its income, except to the extent of its "unrelated business taxable income" ("UBTI"), which is defined by the Code generally as follows: the gross income derived from any trade or business which is regularly carried on by a tax-exempt entity and is unrelated to its exempt purposes, less any directly connected deductions and subject to modifications. For this purpose, the Code generally excludes from UBTI any gain or loss from the sale or other disposition of property (other than stock in trade or property held for sale or exchange in the ordinary course of business), dividends, interest, rents from real property and some other items provided in the Code unless these items are derived from debt-financed property (i.e., property acquired with the use of "acquisition indebtedness" within the meaning of the Code).

In Revenue Ruling 66-106, the IRS ruled that amounts distributed by a REIT to a tax-exempt employees' pension trust did not constitute UBTI. Although revenue rulings are interpretive in nature and subject to revocation or modification by the IRS, based upon the analysis and conclusion of Revenue Ruling 66-106, our distributions made to shareholders that are tax-exempt pension plans, individual retirement accounts, or other qualifying tax-exempt entities will generally not constitute UBTI, unless the shareholder has financed its acquisition of our shares with acquisition indebtedness.

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Special rules apply to tax-exempt pension trusts, including so called 401(k)
plans but excluding individual retirement accounts or government pension plans, that are qualified trusts (a trust described in Section 401(a) of the Code and exempt from taxation under Section 501(a) of the Code) if we are a "pension-held REIT" at any time during a taxable year. In that circumstance, a pension trust may be required to treat a percentage of all dividends received from us during the year as UBTI. This percentage is equal to the ratio of:

     (1) our gross income, less direct expenses related to that income, derived from the conduct of unrelated trades or businesses, determined as if we were a qualified trust, to

     (2) our gross income from all sources, less direct expenses related to that income,

except that this percentage shall be deemed to be zero unless it equals or exceeds 5%. We would be a pension-held REIT if:

-    we are "predominantly held" by qualified trusts, and

- we would otherwise fail to satisfy the 5/50 test (as discussed above) if the shares or beneficial interests in us that are held by qualified trusts were viewed as being held by the trusts rather than by their respective beneficiaries.

We would be "predominantly held" by qualified trusts if at least one qualified trust owns more than 25% by value of our shares, or if one or more qualified trusts, each owning more than 10% by value of our shares, own in the aggregate more than 50% by value of our shares.

Because of restrictions in our declaration of trust regarding the ownership concentration of our shares, we believe that we are not and will not be a pension-held REIT. However, because of potential sales of our shares by others, we cannot completely control whether or not we are or will become a pension-held REIT.

Social clubs, voluntary employee benefit associations, supplemental unemployment benefit trusts and qualified group legal services plans exempt from federal income taxation under Sections 501(c)(7), (c)(9), (c)(17) and (c)(20) of the Code, respectively, are subject to different UBTI rules, which generally will require them to characterize distributions from us as UBTI. In addition, these prospective investors should consult their own tax advisors concerning any "set aside" or reserve requirements applicable to them.

TAXATION OF NON-U.S. SHAREHOLDERS

In general, a non-U.S. shareholder will be subject to regular United States federal income tax in the same manner as a U.S. shareholder with respect to its investment in our shares if that investment is effectively connected with the non-U.S. shareholder's conduct of a trade or business in the United States. A corporate non-U.S. shareholder that receives income that is or is deemed effectively connected with a trade or business in the United States may also be subject to the 30% branch profits tax under Section 884 of the Code, which is payable in addition to regular United States federal corporate income tax. The balance of this discussion of the United States federal income taxation of non-U.S. shareholders addresses only those non-U.S. shareholders whose investment in our shares is not effectively connected with the conduct of a trade or business in the United States.

A distribution by us to a non-U.S. shareholder that is not attributable to gain from the sale or exchange of a United States real property interest and that is not designated as a capital gain dividend will be treated as an ordinary income dividend to the extent that it is made out of allocable current or accumulated earnings and profits. A distribution of this type will generally be subject to United States federal income tax and withholding at the rate of 30%, or the lower rate that may be specified by a tax treaty if the non-U.S. shareholder has in the manner prescribed by the IRS demonstrated its entitlement to benefits under a tax treaty. Because we cannot determine our current and accumulated earnings and profits until after the end of a taxable year, withholding at the rate of either 30% or the applicable lower treaty rate will generally be imposed on the gross amount of any distribution to a non-U.S. shareholder that we make and do not designate a capital gain dividend. Notwithstanding this withholding on distributions in excess of our allocable current and accumulated earnings and profits, these excess distributions are a nontaxable return of capital that reduce the non-U.S. shareholder's adjusted basis in his shares. To the extent that these excess distributions exceed the adjusted basis of a non-U.S. shareholder's shares, the excess distributions will give rise to tax liability if the non-U.S. shareholder would otherwise be subject to tax on any gain from the sale or exchange of these shares, as discussed below. Non-U.S. shareholders may seek a refund from the IRS of amounts withheld on distributions to them in excess of our allocable current and accumulated earnings and profits.

Subject to the exception below, for any year in which we qualify as a REIT, distributions that are attributable to gain from the sale or exchange of a United States real property interest will generally be taxed to a non-U.S. shareholder as if these distributions were gains effectively connected with a trade or business in the United States conducted by the non-U.S. shareholder. Accordingly, a non-U.S. shareholder will be taxed on these amounts at the normal capital gain rates applicable to a U.S. shareholder, subject to any applicable alternative minimum tax (and to a special alternative minimum tax in the case of nonresident alien individuals); the non-U.S. shareholder will be required to file a United States federal income tax return reporting these amounts, even if applicable withholding is imposed as described below; and corporate non-U.S. shareholders may owe the 30% branch profits tax under Section 884 of the Code in respect of these amounts. We will be required to withhold from distributions to non-U.S. shareholders, and to remit to the IRS, 35% of the maximum amount of any distribution that could be designated as a capital gain dividend. In addition, for purposes of this withholding rule, if we designate prior distributions as capital gain dividends, then subsequent distributions up to the amount of the designated prior distributions will be treated as capital gain dividends. The amount of any tax withheld is creditable against the non-U.S. shareholder's United States federal income tax liability, and any amount of tax withheld in excess of that tax liability may be refunded if an appropriate claim for refund is filed with the IRS.

If for any taxable year we designate as capital gain dividends any portion of the dividends paid or made available for the year to our shareholders, including our retained capital gains treated as capital gain dividends, then the portion of the capital gain dividends so designated that will be allocated to the holders of a particular class of shares will on a percentage basis equal the ratio of the amount of the total dividends paid or made available for the year to the holders of that class of shares to the total dividends paid or made available for the year to holders of all classes of our shares.

Capital gain dividends that are received by a non-U.S. shareholder, including dividends attributable to our sales of United States real property interests, and that are deductible by us in respect of our 2005 taxable year and thereafter will be subject to the taxation and withholding regime applicable to ordinary income dividends and the branch profits tax will not apply, provided that (1) the capital gain dividends are received with respect to a class of shares that is "regularly traded," as defined by applicable Treasury regulations, on an established securities market in the United States and (2) the foreign shareholder does not own more than 5% of that class of shares at any time during the taxable year in which the capital gain dividends are distributed. If these provisions are satisfied, qualifying non-U.S. shareholders will no longer be subject to withholding on capital gain dividends as though those amounts were effectively connected with a United States trade or business, and qualifying non-U.S. shareholders will no longer be required to file United States federal income tax returns or pay branch profits tax in respect of these capital gain dividends. These recharacterized dividends will be subject to United States federal income tax and withholding as ordinary dividends, currently at a 30% tax rate as reduced by applicable treaty. Proposed legislation currently being considered in both houses of Congress, referred to as the "Tax Technical Corrections Act of 2005," would amend provision (2) to require instead that the foreign shareholder has not owned more than 5% of that class of shares at any time during the one-year period ending on the date of distribution of the capital gain dividend. This legislation would be retroactive to January 1, 2005, but its passage is not certain.

Tax treaties may reduce withholding obligations on our distributions to non-U.S. shareholders. Under some treaties, however, REIT distributions are treated differently from other corporate distributions, so that withholding rates below 30% that apply to ordinary income dividends from United States corporations may not apply to ordinary income dividends from us, or may apply only if we satisfy additional conditions in a given taxable year. There can be no assurance that we will satisfy any of these additional conditions. In addition, the 35% withholding tax rate required on capital gain dividends corresponds to the maximum income tax rate applicable to corporate non-U.S. shareholders but is higher than the 15% maximum rate on capital gains generally applicable to noncorporate non-U.S. shareholders. If you are a non-U.S. shareholder and the amount of tax withheld exceeds your United States federal income tax liability, you may file for a refund of the excess from the IRS.

You generally must provide us with an applicable IRS Form W-8, or substantially similar form, to claim tax treaty benefits from withholding with regard to amounts that we distribute. Additionally, distributions on our shares to non-U.S. shareholders during each calendar year and the amount of tax withheld, if any, will generally be reported to the non-U.S. shareholders and to the IRS. This information reporting requirement applies regardless of whether the non-U.S. shareholders are subject to withholding on distributions on our shares or whether the withholding was reduced or eliminated by an applicable tax treaty.

If our shares are not "United States real property interests" within the meaning of Section 897 of the Code, a non-U.S. shareholder's gain on the sale of these shares generally will not be subject to United States federal income taxation, except that a nonresident alien individual who was present in the United States for 183 days or more during the taxable year could be subject to a 30% tax on this gain. We believe that our shares will not constitute United States real property interests because we will be a "domestically controlled REIT," or because the majority of our investments will be in domestically controlled REITs or other investments that do not constitute United States real property interests, or for both of these reasons. A domestically controlled REIT is a REIT in which at all times during the preceding five-year period less than 50% in value of its shares is held directly or indirectly by foreign persons. Because our shares and our REIT investments will be traded and could possibly be or become foreign controlled, we cannot guarantee that our shares will not become United States real property interests, although we expect that they will not. In addition, even if we were not a domestically controlled REIT and the majority of our investments were not domestically controlled REITs, our shares would not be United States real property interests if (1) the class of our shares held by the non-U.S. shareholder is regularly traded on an established securities market in the United States and (2) the non-U.S. shareholder has at all times during the preceding five years owned 5% or less by value of that class of shares.

If the gain on the sale of our shares were subject to United States federal income taxation as the sale of a United States real property interest, the non-U.S. shareholder would generally be subject to the same treatment as a U.S. shareholder with respect to its gain, will be required to file a United States federal income tax return reporting that gain, and in the case of corporate non-U.S. shareholders might owe branch profits tax under Section 884 of the Code. A purchaser of our shares from a non-U.S. shareholder will not be required to withhold on the purchase price if the purchased shares are regularly traded on an established securities market, if we are a domestically controlled REIT or if our shares are otherwise not United States real property interests. Otherwise, a purchaser of our shares from a non-U.S. shareholder may be required to withhold 10% of the purchase price paid to the non-U.S. shareholder and to remit the withheld amount to the IRS.

BACKUP WITHHOLDING AND REPORTABLE TRANSACTIONS

The Company or other applicable withholding agent may be required to withhold U.S. federal income tax on all distributions or disposition proceeds payable to a shareholder of the Company in respect of his Company shares, if the shareholder fails to provide a correct taxpayer identification number or to make required certifications or has been notified by the IRS that he is subject to backup withholding. Corporate shareholders and other specified categories of shareholders are generally exempt from backup withholding. Backup withholding is not an additional tax, and any amounts withheld may be credited against the shareholder's federal income tax liability.

Generally, penalties will be imposed on you by the IRS if either (i) you are an individual who recognizes a loss with respect to our shares of $2 million or more, or (ii) you are a C corporation that recognizes a loss with respect to our shares of $10 million or more, unless you file Form 8886 with the IRS disclosing this loss. The penalty for failing to file Form 8886 and to properly disclose "reportable transactions" of this type is generally $10,000 in the case of individuals and $50,000 for other shareholders. We believe that shareholders of a REIT are not exempted from these reporting requirements, although future IRS guidance may extend an exception. The fact that a loss is reportable on Form 8886 does not affect whether the loss is allowable for U.S. federal income tax purposes.

OTHER TAX CONSEQUENCES

We and our shareholders may also be subject to state or local taxation in various state or local jurisdictions, including those in which we or our shareholders transact business or reside. State and local tax consequences may not be comparable to the federal income tax consequences discussed above. As discussed earlier, you should consult your tax advisors concerning state and local taxation issues.

                             PERFORMANCE INFORMATION

From time to time, we may state our total return, aggregate total return or yield in advertisements or in reports and other communications to you. Our performance will vary depending upon market conditions, the composition of our portfolio and our operating expenses. Consequently, any historical performance statement should not be considered a basis for predicting our performance in the future. In addition, because our performance will fluctuate, it may not provide a basis for comparing an investment in us with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing our performance with that of other investment companies also should give consideration to the quality of the respective investment companies' portfolio securities.

In reports or other communications to you or in advertising materials, we may compare our performance with that of (i) other investment companies listed in the rankings prepared by Lipper Analytical Services, Inc., publications such as Barrons, Business Week, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance, Money, Morningstar Mutual Fund Values, The New York Times, The Wall Street Journal and USA Today or other industry or financial publications or
(ii) the Standard and Poor's Index of 500 Stocks, the Dow Jones Industrial Average, the NASDAQ Composite Index and other relevant indices and industry publications. We may also compare the historical volatility of our portfolio to the volatility of such indices during the same time periods. Volatility is a generally accepted barometer of the market risk associated with a portfolio of securities and is generally measured in comparison to the stock market as a whole, the beta, or in absolute terms, the standard deviation.

Returns are historical and include change in share price and reinvestment of dividends and capital gains. An index generally is an unmanaged portfolio intended to be representative of a particular industry or market segment. This is not our performance and we will not seek to replicate any index. You cannot invest directly in an index. There is no guarantee our performance will equal or exceed any index performance.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

____________________, independent registered public accounting firm, have audited our financial statement at __________, 2005, as set forth in their report. We have included our financial statement in this SAI in reliance upon ____________________ report, given on their authority as experts in accounting and auditing.

                             ADDITIONAL INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the shares offered hereby has been filed by us with the SEC, Washington, DC. The prospectus and this SAI do not contain all the information set forth in the Registration Statement, including the exhibits and schedules thereto. For further information with respect to us and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the prospectus and this SAI as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the Commission's principal office in Washington, DC, and copies of any part thereof may be obtained from the Commission upon the payment of fees prescribed by the Commission.

                               FINANCIAL STATEMENT

                                [TO BE INSERTED]

                                   APPENDIX A

                 RATINGS OF CORPORATE BONDS AND COMMERCIAL PAPER

S&P CORPORATE BOND RATINGS:

     AAA - Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest-rated issues only in a small degree.

     A - Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher-rated categories.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to pay interest and repay principal for bonds in this category than for bonds in higher-rated categories.

     BB, B, CCC, CC, C - Bonds rated BB, B, CCC, CC, and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     BB - Bonds rated BB are less vulnerable to nonpayment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     B - Bonds rated B are more vulnerable to nonpayment than obligations rated 'BB,' but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     CCC - Bonds rated CCC are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     CC - Bonds rated CC are currently highly vulnerable to nonpayment.

     C - A subordinated debt or preferred stock obligation rated C is CURRENTLY HIGHLY VULNERABLE to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

     CI - The rating CI is reserved for income bonds on which no interest is being paid.

     D - Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     Plus (+) Minus (-) - The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

S&P COMMERCIAL PAPER RATINGS:

     A-1 - This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2 - Capacity for timely payment on issues with this designation is satisfactory. However, it is somewhat more susceptible to the adverse effects of changes in circumstance and economic conditions than issues in the highest rating category.

     A-3 - Issues carrying this designation have adequate capacity for timely payment. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity for timely payment.

     B - Issues with this rating are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     C - A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

     D - A short-term obligation rated 'D' is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

MOODY'S CORPORATE BOND RATINGS:

     Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A - Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca - Bonds rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C - Bonds rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     MODIFIERS - Moody's may apply numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

MOODY'S COMMERCIAL PAPER RATINGS:

     Prime-1 - Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term promissory obligations. Prime-1 repayment ability will often be evidenced by the following characteristics:

     - Leading market positions in well-established industries.

     - High rates of return on funds employed.

     - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

     - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     - Well-established access to a range of financial markets and assured sources of alternate liquidity.

     Prime-2 - Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term promissory obligations. This will often be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Prime-3 - Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     Not Prime - Issuers rated Not Prime do not fall within any of the Prime rating categories.

     Note: A Moody's commercial paper rating may also be assigned as an evaluation of the demand feature of a short-term or long-term security with a put option.

FITCH INVESTMENT GRADE BOND RATINGS

     AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is highly unlikely to be affected by foreseeable events.

     AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA'. Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated 'F1+'.

     A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB: Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. This is the lowest investment grade category.

     Plus (+) Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

     NR: Indicates that Fitch does not rate the specific issue.

     Withdrawn: A rating will be withdrawn when an issue matures, is called, or refinanced, or when Fitch Ratings deems the amount of information available to be inadequate for rating purposes.

     Rating Watch: Ratings are placed on Rating Watch to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," where ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

FITCH HIGH YIELD BOND RATINGS

     BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

     B: Bonds are considered highly speculative. A significant credit risk is present. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and is contingent upon a sustained, favorable business and economic environment.

     CCC: Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations is solely reliant upon sustained, favorable business or economic developments.

     CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

     C: Bonds are in imminent default in payment of interest or principal.

     DDD, DD, and D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. 'DDD' represents the highest potential for recovery on these bonds, and 'D' represents the lowest potential for recovery.

     Plus (+) Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in categories below 'CCC'.

     NR: Indicates that Fitch does not rate the specific issue.

     Conditional: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

FITCH INVESTMENT GRADE SHORT-TERM RATINGS

     Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

     The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

     F1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F1: Highest Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated 'F1+'.

     F2: Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned 'F1+' and 'F1' ratings.

     F3: Fair Credit Quality. Issues carrying this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

     B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

     C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

     D: Default. Issues assigned this rating are in actual or imminent payment default.

                                 * * * * * * * *

     NOTES: Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. We are dependent on our Advisor's judgment, analysis and experience in the evaluation of such bonds.

Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

                           PART C -- OTHER INFORMATION

ITEM 25. FINANCIAL STATEMENTS AND EXHIBITS

(1)  FINANCIAL STATEMENTS

Part A--None

Part B--To be filed by Pre-Effective Amendment

     (i)  Statement of Assets and Liabilities as of_____________ , 2005; and

     (ii) Notes to Financial Statement as of_______________ , 2005.

     Statements, schedules and historical information other than listed above have been omitted since they are either not applicable, or not required or the required information is shown in the financial statements or notes thereto.

(2)  EXHIBITS

EXHIBIT
NO.                              DESCRIPTION OF EXHIBITS
(a)       Agreement and Declaration of Trust of the Registrant dated July 28,
          2005--filed herein.
(b)       Bylaws of the Registrant dated July 28, 2005--filed herein.
(c)       Not applicable.
(d)(1)    Article III (Shares), Article V (Restriction on Transfer and Ownership
          of Shares) and Article VI (Shareholders' Voting Powers and Meetings)
          of the Agreement and Declaration of Trust.
(d)(2)    Article VIII (Shareholders' Voting Powers and Meetings) of the Bylaws.
(e)       Form of Dividend Reinvestment Plan--to be filed by amendment.
(f)       Not applicable.
(g)       Form of Investment Advisory Agreement between the Registrant and RMR
          Advisors, Inc.--to be filed by amendment.
(h)       Form of Underwriting Agreement--to be filed by amendment.
(i)       Not applicable.
(j)       Form of Custody Agreement between the Registrant and State Street Bank and Trust Company--to be filed by amendment.
(k)(1)    Form of Terms and Conditions of Appointment of Wells Fargo Bank, N.A.
          as transfer agent--to be filed by amendment.
(k)(2)    Form of Administrative Services Agreement between the Registrant and
          RMR Advisors, Inc.--to be filed by amendment.
(k)(3)    Form of Subadministration Agreement between RMR Advisors, Inc. and
          State Street Bank and Trust Company--to be filed by amendment.
(k)(4)    Form of Organizational and Offering Expenses Agreement-- to be filed by amendment.
(l)       Opinion and consent of Sullivan & Worcester LLP--to be filed by amendment.
(m)       Not applicable.

(n)       Consent of Auditors--to be filed by amendment.
(o)       Not applicable.
(p)(1)    Initial Subscription Agreement between the Registrant and RMR
          Advisors, Inc.--filed herein.
(p)(2) Subscription Agreement between the Registrant and RMR Advisors, Inc.-- to be filed by amendment.
(q)       Not applicable.
(r)(1) Code of Ethics of the Registrant and RMR Advisors, Inc.--to be filed by amendment.

ITEM 26. MARKETING ARRANGEMENTS

     See Exhibit (h) of Item 24(2) of this Registration Statement.

ITEM 27. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

     The following table sets forth the expenses to be incurred in connection with the issuance and distribution of securities described in this Registration
Statement:

          Registration fees                                             $    *
          National Association of Securities Dealers, Inc. fee          $    *
          Printing (other than stock certificates)                      $    *
          Accounting fees and expenses                                  $    *
          Legal fees and expenses                                       $    *
          Underwriter expense reimbursement                             $    *
          Miscellaneous                                                 $    *
          Total                                                         $    *

*    To be filed by amendment

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     None.

ITEM 29. NUMBER OF HOLDERS OF SECURITIES (AS OF JULY 29, 2005)

                                                            NUMBER OF RECORD
TITLE OF CLASS                                                  HOLDERS
--------------------------------------------------------    -----------------
Common Shares, par value $0.001 per share                          1

ITEM 30. INDEMNIFICATION

     Under the Registrant's declaration of trust and bylaws, the Registrant's trustees and officers are indemnified to the fullest extent permitted by law, including advancing of expenses incurred in connection therewith. Indemnification shall not be provided to any officer or trustee against any liability to the Registrant or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

     The Underwriting Agreement to be filed in response to Item 24 (h)(1) is expected to contain provisions requiring indemnification of underwriters by the Registrant.

     Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to trustees, officers, controlling persons and underwriters of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer, controlling person or underwriter in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

     The Terms and Conditions of Appointment of the transfer agent are expected to contain provisions for the indemnification of the Registrant's transfer agent.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

     The description of the business of RMR Advisors, Inc. is set forth under the caption "MANAGEMENT OF THE COMPANY" in the Prospectus and "ADMINISTRATIVE SERVICES" in the Statement of Additional Information forming part of this Registration Statement.

     The information as to the directors and officers of RMR Advisors, Inc. is set forth in RMR Advisors, Inc.'s Form ADV filed with the SEC on November 7, 2003 (File No. 801-62519) and as amended through the date hereof is incorporated herein by reference.

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS

Registrant:            RMR Securities REIT
                       400 Centre Street
                       Newton, Massachusetts 02458

Investment Advisor:    RMR Advisors, Inc.
                       400 Centre Street
                       Newton, Massachusetts 02458

Transfer Agent for     Wells Fargo Bank, N.A.

Common Shares:         Shareowner Services
                       P.O. Box 64854
                       St. Paul, MN  55164-0854

Custodian and          State Street Bank and Trust Company
Subadministrator:      225 Franklin Street
                       Boston, Massachusetts 02110

ITEM 33. MANAGEMENT SERVICES

     Not  applicable.

ITEM 34. UNDERTAKINGS

     (1) The Registrant undertakes to suspend the offering of its shares until the Registrant amends its prospectus if: (a) subsequent to the effective date of this Registration Statement, the net asset value per share declines more than 10% from its net asset value per share as of the effective date of the Registration Statement; or (b) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

     (2) Not Applicable.

     (3) Not Applicable.

     (4) Not Applicable.

     (5) The Registrant undertakes that:

          (a) For purposes of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 497(h) under the 1933 Act shall be deemed to be part of this Registration Statement as of the time it was declared effective; and

          (b) For the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (6) The Registrant undertakes to send by first class mail or by other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newton, Commonwealth of Massachusetts on the 28th day of July, 2005.

                                       RMR Securities REIT

                                       By: /s/ Thomas M. O'Brien
                                           Thomas M. O'Brien
                                           President

     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newton, Commonwealth of Massachusetts on the 28th day of July, 2005.

SIGNATURE                                TITLE                   DATE
/s/ Thomas M. O'Brien
Thomas M. O'Brien                      President            July 28, 2005

/s/ Mark L. Kleifges
Mark L. Kleifges                       Treasurer            July 28, 2005

/s/ Barry M. Portnoy
Barry M. Portnoy                       Trustee              July 28, 2005

/s/ Gerard M. Martin
Gerard M. Martin                       Trustee              July 28, 2005

                                 EXHIBIT INDEX

EXHIBIT NO.                      DESCRIPTION OF EXHIBITS
----------   ----------------------------------------------------------------
(a)          Agreement and Declaration of Trust of the Registrant dated
             July 28, 2005.
(b)          Bylaws of the Registrant dated July 28, 2005.
(p)          Initial Subscription Agreement between the Registrant and RMR
             Advisors, Inc.